UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1880



                        The Income Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004





                                 Patrick F. Quan
                                    Secretary
                        The Income Fund of America, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE INCOME FUND OF AMERICA

Navigating your fund through a rising-rate environment

[photo of the tip of a boat on a lake - trees in the distance]

Annual report for the year ended July 31, 2004

The Income Fund of America(R) seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

CONTENTS                                                                            page

Letter to shareholders, with results at a glance                                       1
The value of a long-term perspective                                                   4
Navigating your fund through a rising-rate environment                                 6
About your fund                                                                       11
The portfolio at a glance                                                             12
Investment portfolio                                                                  13
Financial statements                                                                  18
Directors and officers                                                                32
The American Funds family                                                     back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2004 (the most recent calendar quarter):

Class A shares                                                      1 year           5 years          10 years

Reflecting 5.75% maximum sales charge                               +9.55%           +5.21%            +10.48%

The fund's 30-day yield for Class A shares as of August 31, 2004, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 3.57%.

Other share class results and important information can be found on page 29.

The return of principal for the bond holdings in The Income Fund of America is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States involves additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

FELLOW SHAREHOLDERS:

[photo of the tip of a boat on a lake - trees in the distance]

Two distinct environments characterized fiscal 2004 for The Income Fund of America. For the first seven months, a stronger corporate America and continued low interest rates strengthened the U.S. economy and fueled a market rebound. During this time, the bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 5.6%, while Standard & Poor's 500 Composite Index generated a return of 16.8%. During the last five months, however, fears of a slowing economy, higher oil prices and interest rates, as well as growing federal and trade deficits caused the bond market to decline 0.7% and the S&P 500 to fall 3.1%.

A STRONG SHOWING

The fund generated above-market returns for the full 12 months ended July 31. Shareholders who reinvested their dividends had a 12-month total return of 15.8%. In comparison, the Lehman Aggregate Bond Index's total return was 4.8% while the S&P 500 had a total rate of return, including dividends, of 13.2%. The fund also outpaced the Lipper income funds average total return of 9.1%.

A CONTINUED COMMITMENT TO ABOVE-AVERAGE INCOME

As the chart on page 3 shows, over the last decade the fund has had a higher dividend rate than both its income-fund peers and the S&P 500. With stock and bond yields hovering at historic lows, however, we reduced our quarterly dividend from 17.5 cents to 15.5 cents a share, effective this past June. Despite this reduction, the fund's 12-month dividend yield of 4.0% on July 31 was more than twice that of the S&P 500 (1.7%) and significantly higher than that of the Lipper income funds average (2.6%).

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

                                                                                    Average annual total returns
                                                                                   for periods ended July 31, 2004

                                                                    1 year          5 years          10 years      Lifetime(1)

The Income Fund of America                                          +15.8%            +6.6%            +10.9%           +12.7%
Standard & Poor's 500 Composite Index                               +13.2            - 2.2             +11.1            +12.0
Lipper income funds average(2)                                       +9.1             +3.4              +7.5            +11.8
Lehman Brothers Aggregate Bond Index(3)                              +4.8             +7.3              +7.3             +8.7
Credit Suisse First Boston High Yield Index                         +14.1             +6.6              +7.9               --
Consumer Price Index (inflation)(4)                                 + 3.0             +2.6              +2.5             +4.7

(1) Since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser.
(2)  Source: Lipper. Figures do not reflect the effect of sales charges.
(3)  From December 1, 1973, through December 31, 1975, the Lehman Brothers
     Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. Fund returns do not include sales charges.
[End Sidebar]

While interest rates remained low, increasing corporate cash flows and a lower federal tax rate on corporate dividends led many companies to initiate or increase dividends during the year, which should enhance the fund's future income-producing potential. Among the fund's largest holdings in its top industry grouping, Bank of America and Wells Fargo each increased their dividends by 64 cents during the fund's fiscal year: Bank of America from $2.56 to $3.20 a share (includes FleetBoston, which Bank of America acquired last year) and Wells Fargo from $1.16 to $1.80. This trend combined with higher yields on cash due to the two already announced Federal Funds rate increases should allow the fund to pay a modest special dividend in December.

THE STRENGTH BEHIND THE NUMBERS

In a year when the overall investment environment has been volatile, careful stock and bond selection was a driving force behind the fund's strong returns.

The fund's substantial investments in two industry groupings -- financials and telecommunication services -- were contributors to its positive results, both in terms of capital appreciation and income. Historically, banks were a local business tied to the local economy as well as the market and interest rate cycles. Over the last decade, banks have strengthened their operations by lowering credit costs, improving credit quality and expanding into non-lending sources of revenue that are less sensitive to market and interest-rate movements. Industry consolidation has also reduced risk by creating greater geographic diversification and more stable sources of revenue. As earnings improved, so did the willingness of managers to increase dividends. The dividend payout ratio for the top 10 banks has increased from 39% of earnings in 1995 to 47% in 2004. Contributing to this trend, banks were among the first companies to increase dividends after the U.S. government lowered the tax rate on dividends last year.

Telecommunication service companies continued to improve their balance sheets, increase cash flows and increase dividends during the year. We expect this trend to continue as companies continue to strengthen their financial positions and competitiveness.

Among the fund's  large  holdings  in other  industry  groupings,  this year was challenging for pharmaceutical company Bristol-Myers Squibb, which faced increased competition as a number of its patents expired. However, Bristol-Myers continues to pay a generous dividend that, when coupled with the expected release of new products over the next couple of years, leaves us encouraged about the company's prospects and its future return potential for the fund.

During the first six months of the fiscal year, the fund also benefited from its high-yield bond holdings as credit spreads on corporate bonds tightened. (Credit spreads reflect the yield differences between U.S. Treasury securities, which carry no credit risk, and all other types of bonds.) Since the beginning of 2004, the fund has also benefited from its holdings in mortgage-backed securities, one of the strongest performing sectors in the bond market.

[Begin Sidebar]
STRIKING A BALANCE BETWEEN RETURN AND RISK

The Income Fund of America takes a prudent path to yield. Looking back 10 years, as shown at right, the fund has provided higher returns than bonds and lower volatility than the broader stock market. It has grown faster than the average income fund, without sacrificing steadiness.

For the 10-year period ended July 31, 2004
[begin quadrant graph]
                                                  Average annual
                                                  total returns       Volatility
More return, less risk quadrant       IFA            10.92%               8.28
More return, more risk quadrant      Stocks          11.09               15.66
Less return, less risk quadrant      Bonds            7.28                3.84
Less return, less risk quadrant    Income funds
                                     average          7.51                8.27

Sources: Stocks -- S&P 500; bonds -- Lehman Aggregate Bond Index; income funds average -- Lipper. Returns include reinvestment of all distributions. Volatility is shown as standard deviation, a measure of how returns have varied from the mean over time. All numbers calculated by Lipper.
[End quadrant graph]
[End Sidebar]

THE CHALLENGES AHEAD

Year in and year out, our goal remains the same: To provide above-average income as well as appreciation while paying close attention to risk. The Federal Reserve recently announced its first two federal funds rate increases in four years. To better navigate this environment, we gradually lowered our bond holdings throughout the year -- from 32% to 24% -- by investing new cash flows in stocks. (For more information about how interest rate changes may affect your investments, see "Navigating your fund through a rising-rate environment" on page 6.) In recent months, growing concerns about the pace of economic growth, rising fuel costs and geopolitical uncertainty have steered us toward higher yielding stocks in defensive sectors, like food, pharmaceuticals and telecommunications.


Earlier this year, Janet McKinley, the fund's chairman of the board, and Darcy Kopcho, the fund's president, retired. We'd like to thank both Janet and Darcy for their many contributions and wish them the very best.

Cordially,

/s/ Stephen E. Bepler
Stephen E. Bepler
CHAIRMAN OF THE BOARD

/s/ Hilda L. Applbaum
Hilda L. Applbaum
PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

September 13, 2004

For current information about the fund, visit americanfunds.com

The Income Fund of America's Board of Directors is pleased to announce the election of Stephen E. Bepler as chairman of the board and Hilda L. Applbaum as president and principal executive officer. Both Steve and Hilda bring with them a wealth of investment experience, including managing shareholder assets for The Income Fund of America.


[Begin Sidebar]
A LIFETIME OF HIGH CURRENT INCOME

The Income Fund of America's 12-month dividend yield versus benchmarks

[begin line chart]

YEAR-END                IFA             LIPPER INCOME FUND AVERAGE          S&P 500
1/31/1975               7.30            7.28                                4.71
7/31/1975               7.24            7.07                                4.18
1/31/1976               6.30            6.55                                3.65
7/31/1976               7.06            6.53                                3.66
1/31/1977               6.94            6.31                                4.01
7/31/1977               6.15            6.29                                4.47
1/31/1978               6.61            6.86                                5.28
7/31/1978               6.70            6.73                                4.92
1/31/1979               7.56            7.14                                5.12
7/31/1979               7.38            7.12                                5.19
1/31/1980               7.83            7.56                                4.99
7/31/1980               7.63            7.54                                4.95
1/31/1981               8.07            8.11                                4.81
7/31/1981               8.16            8.56                                4.91
1/31/1982               8.75            9.62                                5.53
7/31/1982               9.81           10.44                                6.37
1/31/1983               7.95            8.84                                4.74
7/31/1983               7.95            8.55                                4.28
1/31/1984               7.86            8.73                                4.36
7/31/1984               8.60            9.64                                4.87
1/31/1985               7.69            8.64                                4.22
7/31/1985               7.45            8.40                                4.07
1/31/1986               7.30            7.95                                3.75
7/31/1986               7.27            7.55                                3.45
1/31/1987               6.85            6.95                                3.03
7/31/1987               7.02            7.09                                2.69
1/31/1988               7.62            7.46                                3.31
7/31/1988               6.96            7.26                                3.27
1/31/1989               6.69            7.01                                3.34
7/31/1989               6.67            6.76                                3.04
1/31/1990               6.99            7.09                                3.37
7/31/1990               7.07            7.09                                3.31
1/31/1991               8.12            7.52                                3.52
7/31/1991               7.09            6.84                                3.11
1/31/1992               6.33            6.31                                2.96
7/31/1992               6.05            6.10                                2.89
1/31/1993               6.44            5.55                                2.83
7/31/1993               6.19            5.04                                2.79
1/31/1994               5.56            4.88                                2.64
7/31/1994               6.06            4.60                                2.80
1/31/1995               6.14            4.82                                2.81
7/31/1995               5.55            4.49                                2.41
1/31/1996               5.07            4.20                                2.18
7/31/1996               5.19            4.40                                2.28
1/31/1997               5.09            4.05                                1.89
7/31/1997               4.74            3.91                                1.61
1/31/1998               4.27            4.07                                1.58
7/31/1998               4.32            3.96                                1.43
1/31/1999               4.79            3.66                                1.29
7/31/1999               4.86            3.83                                1.24
1/31/2000               5.40            4.22                                1.19
7/31/2000               5.49            4.32                                1.15
1/31/2001               4.78            4.33                                1.20
7/31/2001               4.80            4.18                                1.30
1/31/2002               5.01            3.79                                1.40
7/31/2002               5.49            3.66                                1.75
1/31/2003               5.45            3.39                                1.88
7/31/2003               4.69            3.05                                1.66
1/31/2004               4.05            2.62                                1.54
7/31/2004               3.98            2.59                                1.69

[end chart]

All numbers calculated by Lipper.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the net amount invested was $9,425.

EXPENSE RATIOS AND TURNOVER RATES*
Year ended July 31, 2004

                                    THE INCOME FUND OF AMERICA              INDUSTRY AVERAGE+

Expense ratio                                   0.57%                              0.79%
Portfolio turnover rate                           27%                                54%

*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
+Front-end load income funds, as measured by Lipper.

[begin mountain chart]

Year                      Standard & Poor's         IFA (2)(3)          Lehman Bros.                IFA(3)(6)
End                       500 Composite Index(4)    with dividends      Aggregate Bond              not including      Original
July 31                   with dividends            reinvested          Index(4)(5) with            dividends          Investment
                          reinvested                                    interest compounded

1974#                      8,481                     9,088               9,378                        8,767             10,000
1975                       9,951                    11,391              10,580                       10,141             10,000
1976                      12,066                    14,750              11,871                       12,155             10,000
1977                      12,042                    16,392              13,189                       12,701             10,000
1978                      12,926                    17,403              13,474                       12,584             10,000
1979                      14,069                    18,921              14,373                       12,693             10,000
1980                      17,412                    20,161              14,602                       12,490             10,000
1981                      19,675                    22,484              13,871                       12,818             10,000
1982                      17,063                    23,663              16,720                       12,256             10,000
1983                      27,174                    33,683              20,383                       16,112             10,000
1984                      26,367                    35,721              22,154                       15,738             10,000
1985                      34,914                    47,674              27,452                       19,443             10,000
1986                      44,833                    57,146              33,353                       21,668             10,000
1987                      62,449                    66,671              34,859                       23,568             10,000
1988                      55,109                    67,812              37,497                       22,341             10,000
1989                      72,685                    83,698              43,200                       25,644             10,000
1990                      77,386                    84,639              46,253                       24,351             10,000
1991                      87,239                    95,046              51,204                       25,390             10,000
1992                      98,377                   113,237              58,770                       28,370             10,000
1993                     106,947                   126,680              64,746                       29,917             10,000
1994                     112,457                   129,171              64,807                       28,788             10,000
1995                     141,775                   150,378              71,358                       31,571             10,000
1996                     165,244                   170,618              75,311                       34,007             10,000
1997                     251,353                   220,576              83,417                       41,731             10,000
1998                     299,807                   245,542              89,980                       44,436             10,000
1999                     360,395                   264,664              92,220                       45,588             10,000
2000                     392,724                   259,165              97,721                       42,276             10,000
2001                     336,476                   299,416             110,124                       46,460             10,000
2002                     257,015                   280,397             118,420                       41,359             10,000
2003                     284,354                   314,550             124,835                       44,136             10,000
2004                     321,781                   364,136             130,876                       49,057             10,000



YEAR ENDED JULY 31                          1974#         1975         1976         1977         1978          1979         1980
VALUE OF DIVIDENDS
Dividends in cash(3)                         $343          734          859          781          843           937          952
Dividends reinvested(3)                      $346          785          997          970        1,117         1,333        1,463

VALUE OF INVESTMENT
Dividends in cash(3),(6)                   $8,767       10,141       12,155       12,701       12,584        12,693       12,490
Dividends reinvested(2),(3)                $9,088       11,391       14,750       16,392       17,403        18,921       20,161

IFA TOTAL RETURN                           (9.1)%         25.3         29.5         11.1          6.2           8.7          6.6

YEAR ENDED JULY 31                           1981         1982         1983         1984         1985          1986         1987
VALUE OF DIVIDENDS
Dividends in cash(3)                        1,046        1,202        1,280        1,344        1,438         1,550        1,636
Dividends reinvested(3)                     1,743        2,187        2,548        2,895        3,365         3,909        4,431

VALUE OF INVESTMENT
Dividends in cash(3),(6)                   12,818       12,256       16,112       15,738       19,443        21,668       23,568
Dividends reinvested(2),(3)                22,484       23,663       33,683       35,721       47,674        57,146       66,671

IFA TOTAL RETURN                             11.5          5.2         42.3          6.0         33.5          19.9         16.7

YEAR ENDED JULY 31                           1988         1989         1990         1991         1992          1993         1994
VALUE OF DIVIDENDS
Dividends in cash(3)                        1,542        1,710        1,577        1,764        1,715         1,713        1,727
Dividends reinvested(3)                     4,479        5,337        5,269        6,311        6,579         6,995        7,471

VALUE OF INVESTMENT
Dividends in cash(3),(6)                   22,341       25,644       24,351       25,390       28,370        29,917       28,788
Dividends reinvested(2),(3)                67,812       83,698       84,639       95,046      113,237       126,680      129,171

IFA TOTAL RETURN                              1.7         23.4          1.1         12.3         19.1          11.9          2.0

YEAR ENDED JULY 31                           1995         1996         1997         1998         1999          2000         2001
VALUE OF DIVIDENDS
Dividends in cash(3)                        1,752        1,766        1,968        1,959        2,210         2,320        2,226
Dividends reinvested(3)                     8,046        8,581       10,074       10,530       12,446        13,740       13,913

VALUE OF INVESTMENT
Dividends in cash(3),(6)                   31,571       34,007       41,731       44,436       45,588        42,276       46,460
Dividends reinvested(2),(3)               150,378      170,618      220,576      245,542      264,664       259,165      299,416

IFA TOTAL RETURN                             16.4         13.5         29.3         11.3          7.8         (2.1)         15.5

YEAR ENDED JULY 31                           2002         2003         2004
VALUE OF DIVIDENDS
Dividends in cash(3)                        2,272        2,071        1,994
Dividends reinvested(3)                    14,927       14,311       14,072

VALUE OF INVESTMENT
Dividends in cash(3),(6)                   41,359       44,136       49,057
Dividends reinvested(2),(3)               280,397      314,550      364,136

IFA TOTAL RETURN                            (6.4)         12.2         15.8

[end mountain chart]

AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment, with all distributions reinvested)

CLASS A SHARES*                                         Period ended
reflecting 5.75% maximum sales charge                  July 31, 2004
One year                                                       9.12%
Five years                                                     5.33
Ten years                                                     10.26

*Results for other share classes can be found on page 29.

AVERAGE ANNUAL TOTAL RETURN FOR 30-2/3 YEARS:  12.4%(2)

(#) For the period December 1, 1973 (when Capital Research and Management
    Company became the fund's investment adviser), through July 31, 1974.
(1) As outlined in the prospectus, the sales charge is reduced for accounts
    (and aggregated investments) of $25,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) Includes reinvested dividends of $191,173 and reinvested capital gain distributions of $87,772.
(3) From April 1990 to September 1994 and from September 2003 to the present, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.
(4) The indexes are unmanaged and do not reflect sales charges, commissions, or expenses.
(5) From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2004 the Lehman Brothers Aggregate Bond Index was used.
(6) Includes capital gain distributions of $18,735 but does not reflect income dividends of $47,180 taken in cash.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.


NAVIGATING YOUR FUND THROUGH A RISING-RATE ENVIRONMENT

[photo of a man sitting in a canoe rowing with a paddle]

For the first time in years, interest rates look more likely to rise than to decline. The managers of The Income Fund of America discuss what a rising-rate environment means for shareholders.

[photo of a pier on a lake]

In recent years, declining interest rates have helped the U.S. economy flourish and the stock and bond markets to prosper. From October 1981, when the federal funds target rate began a gradual decline from a high of 20% to the recent low through June 2004 of 1%, the U.S. economy grew an average 3.1% per year. The stock market, as measured by Standard & Poor's 500 Composite Index, produced an average annual total return of 13.6% and bonds, as measured by the Lehman Brothers Aggregate Bond Index, earned an average annual total return of 10.2%. It's important to note the stock and bond market results over this period are higher than their long-term average returns.

In June, the Federal Reserve raised the federal funds rate by one-quarter of a percentage point, marking the Fed's first rate hike in four years. That was followed by another quarter-percentage-point increase in August, with more expected in the months ahead.

For the first time in years, it seems as if interest rates are more likely to rise than to decline. A shift in the direction of interest rates is significant because of the effect it can have on the overall economy. When rates are low, they help to stimulate growth because money is easier to come by, which encourages consumers and businesses to borrow money. When they're high, growth may slow because money is tighter.

"Rising interest rates are challenging for an income fund," says Hilda Applbaum, president of The Income Fund of America. "Prices on higher yielding investments such as bonds and higher dividend-paying stocks are particularly sensitive to moves in interest rates."

On the following pages, we will look at the effect a rising-interest-rate environment may have on the stock and bond markets and how that could affect The Income Fund of America's portfolio. As with any shift in market forces, portfolio counselors will seek out opportunities while trying to protect against negative effects. "Rising rates are generally a headwind," says Hilda, "but there are ways for us to manage and, in certain cases, benefit from rising rates."

[photo of the front of a canoe on a lake]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

THE INCOME FUND OF AMERICA (IFA) AND S&P 500 cumulative total returns following past troughs in the federal funds rate

Trough                    12 months before trough(1)          12 months after trough(2)          24 months after trough(3)
                             IFA             S&P 500            IFA             S&P 500            IFA             S&P 500

January 1977                +18.3%             +5.3%            -1.9%             -8.1%           +11.1%            +8.5%
February 1983               +40.1             +38.4            +10.3             +10.8            +36.7             +33.9
October 1986                +22.6             +33.2             +1.1              +6.4            +16.3             +22.1
December 1993               +14.0             +10.1             -2.5              +1.3            +25.8             +39.3
January 1999                 +8.6             +32.5             -1.4             +10.3            +13.7              +9.4
Average                     +20.7%            +23.9%            +1.1%             +4.1%           +20.7%            +22.6%

(1) As of the 12 months ended January 31, 1977; February 28, 1983; October 31, 1986; December 31, 1993; and January 31, 1999, respectively.
(2) As of the 12 months ended January 31, 1978; February 29, 1984; October 31, 1987; December 31, 1994; and January 31, 2000, respectively.
(3) As of the 24 months ended January 31, 1979; February 28, 1985; October 31, 1988; December 31, 1995; and January 31, 2001, respectively.
[End Sidebar]

HOW RISING RATES AFFECT THE BONDS IN YOUR FUND

Interest rates have an inverse relationship to the value of bonds. In general, when interest rates rise, bond prices decline; when interest rates fall, bond prices rise. Thus, any change in interest rates causes a revaluation of all bonds outstanding. The effects vary depending on the bond's maturity, its credit characteristics and the provisions of its loan agreement.

"A rise in rates will lower the value of our existing bond portfolio," says Steve Bepler, chairman of the fund. To help protect the portfolio, managers have reduced the fund's bond exposure over the last 12 months. At the start of the fiscal year, bonds made up 32% of the portfolio, while at its July 31 close, bonds constituted 24% of the portfolio.

"We have reduced our bond exposure in favor of stocks," says Hilda. "But we remain invested in bonds because the income from bonds, particularly high-yield bonds, remains above that generally available for stocks."

Portfolio counselors have several options to cushion the bond portfolio from the effects of rising rates. One strategy is to shorten maturities. During periods of rising interest rates, bonds with shorter maturities tend to experience less price erosion than bonds with longer maturities. As of July 31, 2004, the average life of the portfolio's holdings was 5.9 years versus 7.4 years for the Lehman Brothers Aggregate Bond Index.

Another option is to "roll the proceeds" from maturing bonds into newer bonds with higher yields. While the market price for existing bonds may decline, yields on newly purchased bonds may be higher if rates are rising. Over the long term, the addition of higher yielding bonds may result in higher income for shareholders.

[Begin Sidebar]
In THE INCOME FUND OF AMERICA, portfolio counselors are able to navigate through changing interest-rate environments by recognizing that different stocks behave differently at various points in a rising-rate environment.
[End Sidebar]

Generally, rising rates tend to have a greater impact on higher quality bonds, making them less attractive to investors. As a result, fund managers have reduced their stake in U.S. Treasuries and agency obligations from about 6% of total assets a year ago to just under 3% as of the fiscal year end. Investment-grade bonds have been reduced from just over 15% to almost 12% of the overall portfolio.

In contrast, lower quality bonds tend to fare better in a rising-rate environment. They currently make up about 9% of total assets and 39% of the bond portion of the portfolio. Although lower quality bonds can be affected by a rise in rates, often the impact is mitigated by the very conditions that lead to higher rates. "If interest rates go up because the economic environment is improving, the issuing companies' ability to service debt tends to improve," says David Barclay, a portfolio counselor with the fund.

In fact, an upturn in equity prices, economic activity and earnings could benefit the high-yield market more than a gradual rise in interest rates might hurt it. That's because companies with below-investment-grade bonds have a much easier time improving their balance sheets when business is thriving. Under the right conditions, certain bonds may even be upgraded. Research helps the fund's portfolio counselors identify those issuers most likely to improve their fundamentals.

During this particular cycle, improvements in the high-yield bond segment came early. "This time, there seemed to be a significant tightening in corporate spreads before the rate increase," says David, "which allowed us to benefit earlier in the cycle but eliminates some of that cushion going forward."

RISING RATES LIFT SOME STOCKS, NOT OTHERS

When it comes to the economy and stock markets, rising interest rates could temper economic growth, depending on the pace and level of rate increases. In the case of The Income Fund of America, portfolio counselors are able to navigate through changing interest-rate environments by recognizing that different stocks behave differently at various points in a rising-rate environment. "That allows us to invest in those companies that tend to do well during the early phase of the interest-rate cycle and then shift to others that may do well after growth begins to moderate," says Hilda.

For example, pharmaceutical companies tend to do well before the economy starts to grow because demand for their products is less dependent on economic conditions. "People tend not to stop buying the medications they need," says Hilda. As the economy strengthens, however, pharmaceuticals tend to experience less growth relative to the cyclical sector, which typically benefits from an increase in demand during periods of economic expansion.

Another challenge for the fund's managers is that rising rates may reduce the value of a company's future cash flows and corporate earnings, which can cause overall price-to-earnings multiples to drop. At the same time, it's important to keep in perspective the reason for higher rates. If interest rates rise moderately and are accompanied by a slight increase in inflation, they may not pose much of a problem for the stock market or overall economy because companies could gain pricing power, which many have lacked in recent years.

Sectors that might benefit from greater pricing power include industrials and basic materials companies that provide the raw materials used to produce goods. Better pricing power at the consumer level can help industries that have been hit with rising materials costs, such as consumer goods companies.

[photo of rowing paddles on a deck]

[Begin Sidebar]

A WEALTH OF EXPERIENCE

                                    Years of           Years with
                                  investment             American
Portfolio counselors              experience                Funds

Abner Goldstine                        52                    37
Stephen Bepler                         38                    32
Dina Perry                             27                    13
John Smet                              22                    21
David Barclay                          23                    16
Hilda Applbaum                         18                    10
Mark Macdonald                         19                    10
Andrew Suzman                          11                    11

During volatile periods, it is important not to underestimate the value of experience. In The Income Fund of America, the eight portfolio counselors have investment experience ranging from 11 to 52 years. "Having lived through a range of market environments provides insight as to how different industries or sectors may react and offers perspective on relative value and attractiveness," says Hilda Applbaum, president of the fund.

Experience in past rising-rate environments also helps the counselors stay focused on their long-term investment goals. "Every trend eventually ends," says Hilda. "Experience provides the perspective that whatever is happening in the market will eventually be supplanted by the next trend."
[End Sidebar]

"The question is whether earnings will increase enough to make up for declining price-to-earnings ratios," says Steve.

RESEARCH CHARTS OUR COURSE

Research plays a vital role in the fund's ability to adapt to interest-rate fluctuations and pursue those strategies that are best suited to a particular environment. The fund's portfolio counselors work with a team of research analysts who help identify securities and industries most likely to do relatively well in a given interest-rate environment.

"We don't ignore macro trends," says Hilda. "We look at history and draw general conclusions. Yet, we also realize that every cycle is different. We use our analytical resources and fundamental research to determine what might be different this time and where different opportunities and challenges may exist. Over the long term, we make shifts but we don't time the market." In fact, the fund's managers build the portfolio from the bottom up, investing in those companies and sectors which they believe represent the greatest value at reasonable prices with above-average yields.

The fund's conservative approach, which emphasizes income as well as capital appreciation, helps serve as a cushion during changing market cycles. Although interest-rate changes may roil stock and bond prices in the near term, dividends -- particularly when reinvested -- can have a stabilizing effect on total return over the long term. Since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser, The Income Fund of America has produced an average annual total return of 12.7%, compared to a 12.0% return for the S&P 500 and an 8.7% return for the Lehman Brothers Aggregate Bond Index1.

"On a relative basis, the fund has tended to do better in declining and flat markets, and has tended to trail the leading market indices during rapidly rising periods," says Steve. "But over long periods of time, we have provided investors with higher income, less volatility in principal and equivalent long-term total returns compared with the S&P 500."

(1) From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.

ABOUT YOUR FUND

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

                                                                                The Income Fund of America (IFA)
RESILIENCE DURING STOCK DECLINES                                           versus the S&P 500 during market declines*

                                                                      S&P 500                 IFA              IFA advantage
                                                                    cumulative            cumulative            (percentage
Dates of decline                                                   total return          total return             points)

September 21, 1976 through March 6, 1978                              -13.5%                 +1.9%                 +15.4
November 28, 1980 through August 12, 1982                             -20.2                 +19.0                  +39.2
August 25 through December 4, 1987                                    -32.8                 -13.6                  +19.2
July 16 through October 11, 1990                                      -19.2                 -10.2                   +9.0
July 17 through August 31, 1998                                       -19.1                  -9.5                   +9.6
March 24, 2000 through October 9, 2002                                -47.4                  +0.7                  +48.1

*Periods show S&P 500 price declines of 15% or greater. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.

WITHDRAWING INCOME: THE DIVIDEND ADVANTAGE

Most fund shareholders reinvest their dividends, but some -- including many non-profit organizations -- use dividends to meet current expenses. Over the years, the fund's above-average income has allowed meaningful withdrawals to be made without invading principal, helping to maximize growth potential better than the broader stock market.

[begin sidebar]


Higher dividends...
[bar chart]

      dividends produced
IFA         $818,925
S&P         $171,129
[end chart]

....have helped to keep principal intact, letting compounding do its work.
[bar chart]
                           IFA            S&P
Initial investment           $100,000     $100,000
Value of account balance   $1,038,314     $196,883
Amount withdrawn             $474,348     $474,348
[end chart]
[End Sidebar]

Tables show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974 to July 31, 2004. It assumes a 6% withdrawal, increased 6% annually. The first withdrawal, on December 15, 1974, was $6,000. Total withdrawals over the fund's lifetime come to $474,348.

HIGHER INCOME

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 30 years, income from IFA has been substantially higher.

Years ended July 31
[begin bar chart]
              IFA       S&P       CDS

7/31/79       $1,467      $838    $1,283
7/31/84        3,186     1,477     2,376
7/31/89        5,673     2,555     3,240
7/31/94        8,220     3,658     1,680
7/31/99       13,694     5,236     3,313
7/31/04       15,484     6,344       837

[end bar chart]


All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.
[End Sidebar]




THE PORTFOLIO AT A GLANCE

Beginning with this report, a summary portfolio, now approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.


JULY 31,2004

[begin pie chart]
                                                  Percent
                                                   of net
Investment portfolio                               assets

U.S. equity-type securities                          49.8 %
Non-U.S. equity-type securities                      18.7
U.S. Treasury & agency obligations                    2.9
Other fixed-income securities                        21.0
Cash & equivalents                                    7.6

[end pie chart]


                                                     Percent
                                                      of net
FIVE LARGEST SECTORS IN COMMON STOCK HOLDINGS         assets

Financials                                              17.2 %
Telecommunication services                               7.8
Utilities                                                7.7
Consumer staples                                         6.8
Materials                                                6.6


                                                     Percent
                                                      of net
TEN LARGEST COMMON STOCK HOLDINGS                     assets

Bank of America                                          2.2 %
Royal Dutch Petroleum/"Shell" Transport and Trading      1.8
SBC Communications                                       1.8
Verizon Communications                                   1.7
Dow Chemical                                             1.4
Bristol-Myers Squibb                                     1.3
General Motors                                           1.2
General Electric                                         1.0
Altria Group                                             1.0
Weyerhaeuser                                             1.0




JULY 31, 2003

[begin pie chart]
                                               Percent
                                                of net
Investment portfolio                            assets

U.S. equity-type securities                       46.4 %
Non-U.S. equity-type securities                   17.0
U.S. Treasury & agency obligations                 6.2
Other fixed-income securities                     25.7
Cash & equivalents                                 4.7
[end pie chart]

                                                   Percent
                                                    of net
FIVE LARGEST SECTORS IN COMMON STOCK HOLDINGS       assets

Financials                                            13.8 %
Utilities                                              6.3
Materials                                              6.1
Consumer staples                                       5.8
Industrials                                            5.0



                                                   Percent
                                                    of net
TEN LARGEST COMMON STOCK HOLDINGS                   assets

FleetBoston Financial                                  1.7 %
Weyerhaeuser                                           1.3
Bristol-Myers Squibb                                   1.3
Dow Chemical                                           1.3
SBC Communications                                     1.3
J.P. Morgan Chase                                      1.1
Royal Dutch Petroleum/"Shell" Transport and Trading    1.1
Societe Generale                                       0.9
General Electric                                       0.9
General Motors                                         0.9


INVESTMENT PORTFOLIO
July 31, 2004


                                                                                              Shares          Market      Percent
                                                                                                               value       of net
COMMON STOCKS  - 62.21%                                                                                         (000)      assets

FINANCIALS  - 17.21%
Bank of America Corp.                                                                     11,689,487   $     993,723        2.21%
J.P. Morgan Chase & Co.                                                                   11,850,000         442,360          .99
HSBC Holdings PLC (United Kingdom)                                                        18,905,567         277,311
HSBC Holdings PLC (Hong Kong)                                                              9,264,821         136,611          .92
Societe Generale                                                                           5,044,800         412,970          .92
Washington Mutual, Inc.                                                                    8,265,000         320,682          .71
Boston Properties, Inc.                                                                    4,955,000         262,119          .58
U.S. Bancorp                                                                               9,250,000         261,775          .58
Wells Fargo & Co.                                                                          4,335,000         248,872          .55
Fannie Mae                                                                                 3,195,000         226,717          .50
Lloyds TSB Group PLC                                                                      29,500,000         220,911          .49
Equity Residential                                                                         7,387,700         218,307          .49
Other securities                                                                                           3,711,168         8.27
                                                                                                           7,733,526        17.21

TELECOMMUNICATION SERVICES  - 7.78%
SBC Communications Inc.                                                                   31,705,000         803,405         1.79
Verizon Communications Inc.                                                               19,560,000         753,842         1.68
BellSouth Corp.                                                                           14,845,000         402,151          .90
AT&T Corp.                                                                                21,131,000         319,078          .71
BT Group PLC                                                                              71,285,000         244,411          .54
Other securities                                                                                             969,179         2.16
                                                                                                           3,492,066         7.78

UTILITIES  - 7.71%
National Grid Transco PLC                                                                 47,470,000         375,313          .84
Southern Co.                                                                               9,760,000         285,773          .64
E.ON AG                                                                                    3,975,000         282,121          .63
Dominion Resources, Inc.                                                                   3,850,000         244,321          .54
Consolidated Edison, Inc.                                                                  5,815,700         238,269          .53
Duke Energy Corp.                                                                         10,811,607         232,450          .52
Ameren Corp.                                                                               4,640,300         207,375          .46
Other securities                                                                                           1,594,497         3.55
                                                                                                           3,460,119         7.71

CONSUMER STAPLES  - 6.75%
Altria Group, Inc.                                                                         9,817,500         467,313         1.04
Sara Lee Corp.                                                                            16,050,000         352,458          .78
H.J. Heinz Co.                                                                             7,210,000         265,977          .59
ConAgra Foods, Inc.                                                                        9,885,000         257,010          .57
Diageo PLC                                                                                20,600,000         255,017          .57
Albertson's, Inc.                                                                          9,690,000         236,339          .53
R.J. Reynolds Tobacco Holdings, Inc.                                                       3,231,600         232,514          .52
Other securities                                                                                             963,822         2.15
                                                                                                           3,030,450         6.75

MATERIALS  - 6.57%
Dow Chemical Co.                                                                          15,923,000         635,168         1.42
Weyerhaeuser Co.                                                                           7,342,000         455,204         1.01
E.I. du Pont de Nemours and Co.                                                           10,265,000         440,061          .98
International Paper Co.                                                                    5,239,640         226,510          .50
Other securities                                                                                           1,193,165         2.66
                                                                                                           2,950,108         6.57

ENERGY  - 6.20%
Royal Dutch Petroleum Co. (New York registered)                                            9,595,000         482,629
"Shell" Transport and Trading Company, PLC                                                26,685,402         193,169
"Shell" Transport and Trading Company, PLC (ADR) (New York registered)                     3,210,000         140,598         1.82
ChevronTexaco Corp.                                                                        4,000,000         382,600          .85
Marathon Oil Corp.                                                                        10,135,000         381,785          .85
Kinder Morgan, Inc.                                                                        3,870,000         232,239          .52
Sunoco, Inc.                                                                               3,100,000         211,327          .47
ENI SpA                                                                                   10,120,000         207,739          .46
Other securities                                                                                             549,739         1.23
                                                                                                           2,781,825         6.20

INDUSTRIALS  - 4.14%
General Electric Co.                                                                      14,105,000         468,991         1.04
Emerson Electric Co.                                                                       4,425,000         268,598          .60
Other securities                                                                                           1,121,314         2.50
                                                                                                           1,858,903         4.14

CONSUMER DISCRETIONARY  - 2.64%
General Motors Corp.                                                                      12,350,000         532,779         1.19
May Department Stores Co.                                                                 11,823,000         313,664          .70
Other securities                                                                                             337,888          .75
                                                                                                           1,184,331         2.64

HEALTH CARE  - 2.58%
Bristol-Myers Squibb Co.                                                                  24,560,000         562,424         1.25
Merck & Co., Inc.                                                                          7,810,000         354,184          .79
Other securities                                                                                             243,706          .54
                                                                                                           1,160,314         2.58


OTHER - 0.63%                                                                                                282,074          .63


TOTAL COMMON STOCKS (cost: $24,398,755,000)                                                               27,933,716        62.21



                                                                                 Shares or principal          Market      Percent
                                                                                              amount           value       of net
PREFERRED STOCKS  - 0.99%                                                                                       (000)      assets

FINANCIALS  - 0.97%
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
   preferred (undated) (1)  (2)                                                          $37,500,000   $      46,175
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual
   preferred (undated) (1)  (2)                                                          $10,000,000          14,197         .13%
Other securities                                                                                             375,181          .84
                                                                                                             435,553          .97

OTHER  - 0.02%                                                                                                10,129          .02



TOTAL PREFERRED STOCKS (cost: $386,438,000)                                                                  445,682          .99



                                                                                              Shares          Market      Percent
                                                                                                               value       of net
RIGHTS AND WARRANTS  - 0.00%                                                                                    (000)      assets

TOTAL RIGHTS AND WARRANTS (cost: $1,020,000)                                                             $       603         .00%




                                                                                 Shares or principal          Market      Percent
                                                                                              amount           value       of net
CONVERTIBLE SECURITIES  - 5.33%                                                                                 (000)      assets

CONSUMER DISCRETIONARY  - 1.02%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred
   2032                                                                                    4,807,300   $     256,950         .57%
General Motors Corp., Series B, 5.25% convertible debentures 2032                        $19,700,000          19,156          .04
Other securities                                                                                             184,689          .41
                                                                                                             460,795         1.02

OTHER  - 4.31%                                                                                             1,934,186         4.31



TOTAL CONVERTIBLE SECURITIES (cost: $2,279,784,000)                                                        2,394,981         5.33



                                                                                           Principal          Market      Percent
                                                                                              amount           value       of net
BONDS AND NOTES  - 23.91%                                                                       (000)           (000)      assets

CONSUMER DISCRETIONARY  - 4.57%
General Motors Acceptance Corp. 6.125%-8.00% due 2006-2031                                  $161,500   $     169,986
General Motors Corp. 7.20% 2011                                                               38,500          40,296         .47%
Ford Motor Credit Co. 5.80%-7.875% due 2007-2011                                             177,500         190,157
Ford Motor Co. 7.45% 2031                                                                      6,000           5,723          .44
Other securities                                                                                           1,641,855         3.66
                                                                                                           2,048,017         4.57

TELECOMMUNICATION SERVICES  - 3.27%
Verizon Global Funding Corp. 6.125% 2007                                                       7,000           7,486
Verizon New York Inc., Series A, 6.875% 2012                                                   6,500           7,064          .03
Other securities                                                                                           1,455,869         3.24
                                                                                                           1,470,419         3.27

MORTGAGE-BACKED OBLIGATIONS  - 2.52%
Fannie Mae 3.803%-11.803% due 2010-2042  (2) (3)                                             313,136         321,671          .72
Other securities                                                                                             807,832         1.80
                                                                                                           1,129,503         2.52

FINANCIALS  - 2.51%
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1)  (2)                                45,700          50,657
Societe Generale 7.85% (undated) (1)  (2)                                                     11,200          12,340          .14
Household Finance Corp. 6.375% due 2011 - 2012                                                26,000          28,023
HSBC Bank USA 4.625% 2014 (1)                                                                  5,000           4,740
Midland Bank 2.125% Eurodollar note (undated) (2)                                              5,000           4,275
HSBC Holdings PLC 5.25% 2012                                                                   3,000           3,025          .09
J.P. Morgan Chase & Co. 4.00%-5.75% due 2008-2013                                             30,000          30,137
J.P. Morgan & Co. Inc. 6.70% 2007                                                              5,000           5,473          .08
Bank of America Corp. 4.375% 2010                                                              5,000           4,935          .01
Other securities                                                                                             982,042         2.19
                                                                                                           1,125,647         2.51

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 2.07%
U.S. Treasury Obligations:
 5.75% 2005                                                                                  239,500         250,016
 0%-8.875% due 2007-2025  (4)                                                                432,748         466,089         1.59
Fannie Mae 7.25% 2030                                                                          3,250           3,902          .01
Other securities                                                                                             213,094          .47
                                                                                                             933,101         2.07

INDUSTRIALS  - 1.65%
General Electric Capital Corp. 5.00%-6.00% due 2007-2013                                      16,000          16,974
General Electric Co. 5.00% 2013                                                                5,000           5,000          .05
Other securities                                                                                             719,887         1.60
                                                                                                             741,861         1.65

MATERIALS  - 1.23%
Weyerhaeuser Co. 5.25%-6.75% due 2008-2012                                                    31,000          33,280          .07
Dow Chemical Co. 6.00% 2012                                                                    9,000           9,439          .02
Other securities                                                                                             511,346         1.14
                                                                                                             554,065         1.23

OTHER - 6.09%                                                                                              2,732,737         6.09



TOTAL BONDS AND NOTES (cost: $10,599,625,000)                                                             10,735,350        23.91



                                                                                           Principal          Market      Percent
                                                                                              amount           value       of net
SHORT-TERM SECURITIES  - 7.76%                                                                  (000)           (000)      assets

SHORT-TERM SECURITIES  - 7.76%
U.S. Treasury Bills 0.98%-1.435% due 8/5-10/28/2004                                         $341,200   $     340,639         .76%
Receivables Capital Co., LLC 1.25%-1.37% due 8/9-9/1/2004 (1)                                 75,000          74,935
Bank of America Corp. 1.30%-1.49% due  8/17-10/4/2004 (5)                                     75,000          74,877          .33
New Center Asset Trust 1.23%-1.44% due 8/16-10/13/2004                                       127,900         127,728          .28
J.P. Morgan Chase & Co. 1.20%-1.30% due 8/11-8/25/2004                                        97,100          97,024
Park Avenue Receivables Co., LLC 1.48% due 9/24/2004 (1)                                      30,000          29,932          .28
DuPont (E.I.) de Nemours & Co. 1.30% -1.33% due 8/25-9/10/2004 (5)                           125,000         124,829          .28
General Electric Capital Services Inc. 1.21%-1.44% due 8/2-9/22/2004                         125,000         124,805          .28
ChevronTexaco Funding Corp. 1.19%-1.25% due 8/10-8/18/2004 (5)                               100,000          99,943          .22
Fannie Mae 1.16% due 8/10/2004                                                                80,000          79,973          .18
FCAR Owner Trust I 1.14%-1.31% due 8/6-8/24/2004                                              56,800          56,772          .13
Household Finance Corp. 1.29%-1.40% due 8/16-9/14/2004                                        50,000          49,935          .11
Other securities                                                                                           2,203,501         4.91



TOTAL SHORT-TERM SECURITIES (cost: $3,484,991,000)                                                         3,484,893         7.76


TOTAL INVESTMENT SECURITIES (cost: $41,150,613,000)                                                       44,995,225       100.20
New Taiwanese Dollar (cost: $3,000,000)                                                   NT$104,905           3,091          .01
Other assets less liabilities                                                                                (95,270)        (.21)

NET ASSETS                                                                                               $44,903,046       100.00%


Other securities includes all issues that are not required to be disclosed in the summary schedule of investments.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's holdings in affiliated companies are included in Other securities in their respective industries in the preceding summary portfolio schedule. Details on these holdings and related transactions during the year ended July 31, 2004, were as follows:

                                                                                      Beginning
Company                                                                     shares or principal         Purchases          Sales
                                                                                         amount
Clarent Hospital  (6)                                                                   453,247            31,437              -
iStar Financial                                                                         800,000         6,085,000              -
iStar Financial, Series F, 7.80% cumulative redeemable preferred                              -           400,000              -
iStar Financial 7.00% 2008                                                                   $-       $ 6,525,000             $-
iStar Financial 8.75% 2008                                                                   $-       $ 1,500,000      $ 472,000
iStar Financial, Series B, 4.875% 2009                                                       $-       $ 5,000,000             $-
iStar Financial 6.00% 2010                                                                   $-       $ 3,750,000             $-
iStar Financial 5.125% 2011 (1)                                                              $-      $ 10,000,000             $-
iStar Financial, Series B, 5.70% 2014                                                        $-       $ 1,000,000             $-
Wilshire Financial Services Group                                                     2,150,517                 -              -



                                                                                                                           Market
                                                                                         Ending       Dividend or        value of
Company                                                                     shares or principal   interest income      affiliates
                                                                                         amount              (000)          (000)
Clarent Hospital  (6)                                                                   484,684                $-          $ 606
iStar Financial                                                                       6,885,000            11,748        261,630
iStar Financial, Series F, 7.80% cumulative redeemable preferred                        400,000               557         10,000
iStar Financial 7.00% 2008                                                          $ 6,525,000               338          7,070
iStar Financial 8.75% 2008                                                          $ 1,028,000                87          1,169
iStar Financial, Series B, 4.875% 2009                                              $ 5,000,000                22          4,947
iStar Financial 6.00% 2010                                                          $ 3,750,000               142          3,815
iStar Financial 5.125% 2011 (1)                                                    $ 10,000,000               139          9,726
iStar Financial, Series B, 5.70% 2014                                               $ 1,000,000                -*            967
Wilshire Financial Services Group                                                     2,150,517               269         20,043
                                                                                                          $13,302       $319,973


The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in the "Other securities" in the summary portfolio, was $3,864,013,000, which represented 8.61% of the net assets fo the fund.
(2) Coupon rate may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Securities did not produce income during the last 12 months.

* Amount less than one thousand.

ADR = American Depositary Receipts

See Notes to Financial Statements



FINANCIAL STATEMENTS


Statement of assets and liabilities           (dollars and shares in thousands,
at July 31, 2004                                      except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $40,823,100)                                                       $44,675,252
  Affiliated issuers (cost: $327,513)                                                                319,973          $44,995,225
 Cash denominated in non-U.S. currencies (cost: $3,000)                                                                     3,091
 Cash                                                                                                                      21,558
 Receivables for:
  Sales of investments                                                                                74,972
  Sales of fund's shares                                                                             121,810
  Dividends and interest                                                                             301,251              498,033
                                                                                                                       45,517,907
LIABILITIES:
 Payables for:
  Purchases of investments                                                                           400,712
  Repurchases of fund's shares                                                                        28,464
  Dividends on fund's shares                                                                         153,250
  Investment advisory services                                                                         9,223
  Services provided by affiliates                                                                     21,381
  Deferred Directors' compensation                                                                     1,517
  Other fees and expenses                                                                                314              614,861
NET ASSETS AT JULY 31, 2004                                                                                           $44,903,046

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                           $40,530,138
 Undistributed net investment income                                                                                      154,465
 Undistributed net realized gain                                                                                          373,904
 Net unrealized appreciation                                                                                            3,844,539
NET ASSETS AT JULY 31, 2004                                                                                           $44,903,046

Total authorized capital stock - 5,500,000 shares, $.001 par value
   (2,628,680 total shares outstanding)

                                                                                                                Net asset value
                                                                      Net assets     Shares outstanding           per share (1)

Class A                                                              $36,074,944              2,109,894                  $17.10
Class B                                                                3,231,201                189,907                   17.01
Class C                                                                3,832,413                225,523                   16.99
Class F                                                                  999,588                 58,525                   17.08
Class 529-A                                                              195,202                 11,426                   17.08
Class 529-B                                                               51,163                  3,001                   17.05
Class 529-C                                                               95,159                  5,579                   17.06
Class 529-E                                                               10,338                    606                   17.06
Class 529-F                                                                2,882                    169                   17.08
Class R-1                                                                  8,062                    473                   17.05
Class R-2                                                                138,826                  8,161                   17.01
Class R-3                                                                176,350                 10,331                   17.07
Class R-4                                                                 29,546                  1,729                   17.09
Class R-5                                                                 57,372                  3,356                   17.10
(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $18.14 and
    $18.12, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended July 31, 2004                         (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $38,537; also includes
            $12,574 from affiliates)                                                        $1,051,741
  Interest (net of non-U.S. withholding
            tax of $42; also includes
            $728 from affiliates)                                                              778,546           $1,830,287

 Fees and expenses:
  Investment advisory services                                                                  97,491
  Distribution services                                                                        134,930
  Transfer agent services                                                                       23,036
  Administrative services                                                                        8,013
  Reports to shareholders                                                                        1,424
  Registration statement and prospectus                                                          1,985
  Postage, stationery and supplies                                                               2,770
  Directors' compensation                                                                          458
  Auditing and legal                                                                               199
  Custodian                                                                                      2,224
  State and local taxes                                                                              1
  Other                                                                                             99
  Total expenses before reimbursement                                                          272,630
   Reimbursement of expenses                                                                       287              272,343
 Net investment income                                                                                            1,557,944

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments (including $18 net loss from affiliates)                                         735,199
  Non-U.S. currency transactions                                                                (2,954)             732,245
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                2,871,562
  Non-U.S. currency translations                                                                  (407)           2,871,155
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                          3,603,400
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                 $5,161,344



See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS                       (dollars in thousands)

                                                                                                    Year ended July 31
                                                                                                    2004                 2003
OPERATIONS:
 Net investment income                                                                        $1,557,944           $1,197,537
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                                                 732,245             (318,304)
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                            2,871,155            2,135,608
  Net increase in net assets
   resulting from operations                                                                   5,161,344            3,014,841

DIVIDENDS AND DISTRIBUTIONS PAID OR ACCRUED TO
 SHAREHOLDERS:
 Dividends from net investment income                                                         (1,635,840)          (1,188,421)
 Distributions from net realized gain
  on investments                                                                                       -              (33,634)
   Total dividends and distributions paid or accrued
    to shareholders                                                                           (1,635,840)          (1,222,055)

CAPITAL SHARE TRANSACTIONS                                                                    10,818,973            7,542,328

TOTAL INCREASE IN NET ASSETS                                                                  14,344,477            9,335,114

NET ASSETS:
 Beginning of year                                                                            30,558,569           21,223,455
 End of year (including undistributed net investment income:
  $154,465 and $202,562, respectively)                                                       $44,903,046          $30,558,569


See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS -Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Effective September 15, 2003, the fund began declaring dividends to shareholders from net investment income daily and continues to pay such dividends quarterly. Distributions paid to shareholders from net realized gain on investments are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of July 31, 2004, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $41,155,201,000.

During the year ended July 31, 2004, the fund reclassified $29,902,000 from undistributed net realized gains to undistributed net investment income and $103,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                       $299,139
Loss deferrals related to non-U.S. currency that were realized during the period November 1,                  (2,755)
2003 through July 31, 2004
Undistributed long-term capital gains                                                                         375,160
Gross unrealized appreciation on investment securities                                                      4,732,477
Gross unrealized depreciation on investment securities                                                      (889,362)
Net unrealized appreciation on investment securities                                                        3,843,115

Undistributed net investment income and currency gains above include currency losses of $1,615,000, that were realized during the period November 1, 2002 through July 31, 2003. At the beginning of the period, the fund had a capital loss carryforward of $119,093,000 expiring in 2011. Undistributed long-term capital gains above reflect the utilization of this capital loss carryforward to offset capital gains realized by the fund. Also included are capital losses of $201,315,000 that were realized during the period November 1, 2002 through July 31, 2003. During the year ended July 31, 2004, the fund realized, on a tax basis, a net capital gain of $695,568,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                                                      Year ended July 31, 2004
                                            Distributions from           Distributions from         Total distributions
                                               ordinary income            long-term capital       gains paid or accrued
Share class
Class A                                            $ 1,387,880                   -                          $ 1,387,880
Class B                                                 96,494                   -                               96,494
Class C                                                 99,411                   -                               99,411
Class F                                                 31,594                   -                               31,594
Class 529-A                                              6,046                   -                                6,046
Class 529-B                                              1,278                   -                                1,278
Class 529-C                                              2,318                   -                                2,318
Class 529-E                                                303                   -                                  303
Class 529-F                                                 72                   -                                   72
Class R-1                                                  166                   -                                  166
Class R-2                                                3,089                   -                                3,089
Class R-3                                                4,239                   -                                4,239
Class R-4                                                  738                   -                                  738
Class R-5                                                2,212                   -                                2,212
Total                                              $ 1,635,840                   -                          $ 1,635,840




                                                                     Year ended July 31, 2003
                                            Distributions from           Distributions from                       Total
                                               ordinary income      long-term capital gains          distributions paid
Share class
Class A                                            $ 1,068,009                     $ 30,128                 $ 1,098,137
Class B                                                 53,967                        1,620                      55,587
Class C                                                 44,868                        1,346                      46,214
Class F                                                 13,361                          340                      13,701
Class 529-A                                              2,652                           63                       2,715
Class 529-B                                                680                           18                         698
Class 529-C                                              1,025                           30                       1,055
Class 529-E                                                127                            3                         130
Class 529-F                                                 13                           -*                          13
Class R-1                                                   35                            1                          36
Class R-2                                                  809                           16                         825
Class R-3                                                  978                           18                         996
Class R-4                                                  336                           11                         347
Class R-5                                                1,561                           40                       1,601
Total                                              $ 1,188,421                     $ 33,634                 $ 1,222,055

* Amount less than one thousand.


4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.129% on such assets in excess of $44 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund's monthly gross income. For the year ended July 31, 2004, the investment advisory services fee was $97,491,000, which was equivalent to an annualized rate of 0.251% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended July 31, 2004, CRMC voluntarily agreed to pay a portion of these fees for classes R-1, R-2 and R-3. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended July 31, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $73,497          $21,011        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B         27,311            2,025         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C         29,497          Included            $4,424              $543            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,912          Included            1,147                125            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         199           Included             220                 17                  $147
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         404           Included              61                 17                   40
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         715           Included             107                 22                   71
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         40            Included              12                  1                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          5            Included              3                  -*                   8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          50            Included              7                   7             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          690           Included             138                 528            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          566           Included             170                 116            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          44            Included              27                  3             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              48                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $134,930          $23,036            $6,364             $1,381                $268
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $240,000 in current fees (either paid in cash or deferred) and a net increase of $218,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                     Reinvestments of
Share class                                                   Sales(1)                         dividends and distributions
                                                         Amount         Shares                  Amount              Shares
Year ended July 31, 2004
Class A                                             $ 9,206,376        549,512             $ 1,103,176              66,213
Class B                                               1,101,061         66,441                  75,097               4,529
Class C                                               1,949,484        117,251                  74,955               4,517
Class F                                                 574,424         34,311                  22,212               1,330
Class 529-A                                              92,062          5,493                   5,362                 321
Class 529-B                                              20,391          1,222                   1,143                  68
Class 529-C                                              48,073          2,875                   2,065                 124
Class 529-E                                               4,740            283                     270                  16
Class 529-F                                               2,187            130                      62                   4
Class R-1                                                 6,192            371                     144                   9
Class R-2                                                94,869          5,672                   2,697                 162
Class R-3                                               144,994          8,700                   3,667                 219
Class R-4                                                23,901          1,420                     638                  38
Class R-5                                                18,243          1,090                   1,123                  67
Total net increase
   (decrease)                                      $ 13,286,997        794,771             $ 1,292,611              77,617

Year ended July 31, 2003
Class A                                             $ 6,571,144        450,244               $ 961,227              66,589
Class B                                               1,181,221         81,388                  48,083               3,329
Class C                                               1,234,072         84,783                  39,653               2,745
Class F                                                 348,617         23,837                  11,323                 780
Class 529-A                                              62,226          4,285                   2,714                 187
Class 529-B                                              19,159          1,322                     698                  48
Class 529-C                                              29,443          2,027                   1,055                  73
Class 529-E                                               3,845            265                     130                   9
Class 529-F                                                 726             50                      13                   1
Class R-1                                                 2,246            154                      35                   2
Class R-2                                                54,856          3,765                     825                  56
Class R-3                                                69,623          4,772                     996                  68
Class R-4                                                13,466            957                     347                  24
Class R-5                                                16,642          1,132                     725                  50
Total net increase
   (decrease)                                       $ 9,607,286        658,981             $ 1,067,824              73,961



Share class

Year ended July 31, 2004
Class A                                                     Repurchases(1)                             Net increase
Class B                                                  Amount         Shares                  Amount              Shares
Class C
Class F                                            $ (3,062,800)      (182,922)            $ 7,246,752             432,803
Class 529-A                                            (204,546)       (12,236)                971,612              58,734
Class 529-B                                            (281,356)       (16,825)              1,743,083             104,943
Class 529-C                                            (129,030)        (7,671)                467,606              27,970
Class 529-E                                              (6,789)          (402)                 90,635               5,412
Class 529-F                                              (1,439)           (85)                 20,095               1,205
Class R-1                                                (4,315)          (256)                 45,823               2,743
Class R-2                                                  (516)           (30)                  4,494                 269
Class R-3                                                  (258)           (15)                  1,991                 119
Class R-4                                                  (874)           (52)                  5,462                 328
Class R-5                                               (17,214)        (1,031)                 80,352               4,803
Total net increase                                      (37,073)        (2,254)                111,588               6,665
   (decrease)                                            (8,520)          (523)                 16,019                 935
                                                         (5,905)          (358)                 13,461                 799
Year ended July 31, 2003
Class A                                            $ (3,760,635)      (224,660)           $ 10,818,973             647,728
Class B
Class C
Class F                                            $ (2,760,616)      (191,744)            $ 4,771,755             325,089
Class 529-A                                            (129,263)        (9,017)              1,100,041              75,700
Class 529-B                                            (137,562)        (9,593)              1,136,163              77,935
Class 529-C                                             (70,421)        (4,829)                289,519              19,788
Class 529-E                                              (2,178)          (150)                 62,762               4,322
Class 529-F                                                (396)           (28)                 19,461               1,342
Class R-1                                                (1,486)          (101)                 29,012               1,999
Class R-2                                                   (97)            (7)                  3,878                 267
Class R-3                                                    (3)            (1)                    736                  50
Class R-4                                                  (341)           (23)                  1,940                 133
Class R-5                                                (7,638)          (525)                 48,043               3,296
Total net increase                                      (17,958)        (1,245)                 52,661               3,595
   (decrease)                                            (2,651)          (187)                 11,162                 794
                                                         (2,172)          (148)                 15,195               1,034

                                                   $ (3,132,782)      (217,598)            $ 7,542,328             515,344

(1) Includes exchanges between share classes of the fund.


6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $18,642,155,000 and $9,875,757,000, respectively, during the year ended July 31, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2004, the custodian fee of $2,224,000 included $148,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)

                                                                                      Income (loss) from investment operations(2)
                                                                                                           Net
                                                                   Net asset                    gains (losses)
                                                                      value,             Net       on securities        Total from
                                                                   beginning      investment      (both realized        investment
                                                                   of period          income     and unrealized)        operations
CLASS A:
 Year ended 7/31/2004                                                 $15.44            $.70               $1.70             $2.40
 Year ended 7/31/2003                                                  14.49             .72                 .98              1.70
 Year ended 7/31/2002                                                  16.44             .74               (1.73)             (.99)
 Year ended 7/31/2001                                                  15.43             .83                1.46              2.29
 Year ended 7/31/2000                                                  17.51             .88               (1.28)             (.40)
CLASS B:
 Year ended 7/31/2004                                                  15.36             .56                1.69              2.25
 Year ended 7/31/2003                                                  14.42             .61                 .97              1.58
 Year ended 7/31/2002                                                  16.39             .61               (1.73)            (1.12)
 Year ended 7/31/2001                                                  15.39             .72                1.46              2.18
 Period from 3/15/2000 to 7/31/2000                                    14.93             .24                 .41               .65
CLASS C:
 Year ended 7/31/2004                                                  15.34             .55                1.69              2.24
 Year ended 7/31/2003                                                  14.41             .59                 .97              1.56
 Year ended 7/31/2002                                                  16.37             .59               (1.71)            (1.12)
 Period from 3/15/2001 to 7/31/2001                                    15.85             .21                 .48               .69
CLASS F:
 Year ended 7/31/2004                                                  15.42             .67                1.71              2.38
 Year ended 7/31/2003                                                  14.47             .71                 .97              1.68
 Year ended 7/31/2002                                                  16.44             .71               (1.73)            (1.02)
 Period from 3/15/2001 to 7/31/2001                                    15.89             .27                 .48               .75
CLASS 529-A:
 Year ended 7/31/2004                                                  15.42             .68                1.70              2.38
 Year ended 7/31/2003                                                  14.48             .71                 .97              1.68
 Period from 2/15/2002 to 7/31/2002                                    15.76             .31               (1.20)             (.89)
CLASS 529-B:
 Year ended 7/31/2004                                                  15.36             .53                1.70              2.23
 Year ended 7/31/2003                                                  14.46             .58                 .97              1.55
 Period from 2/19/2002 to 7/31/2002                                    15.63             .25               (1.06)             (.81)
CLASS 529-C:
 Year ended 7/31/2004                                                  15.39             .53                1.71              2.24
 Year ended 7/31/2003                                                  14.46             .58                 .97              1.55
 Period from 2/19/2002 to 7/31/2002                                    15.63             .25               (1.06)             (.81)
CLASS 529-E:
 Year ended 7/31/2004                                                  15.40             .62                1.70              2.32
 Year ended 7/31/2003                                                  14.47             .66                 .96              1.62
 Period from 2/25/2002 to 7/31/2002                                    15.81             .27               (1.23)             (.96)
CLASS 529-F:
 Year ended 7/31/2004                                                  15.42             .67                1.69              2.36
 Period from 9/17/2002 to 7/31/2003                                    14.11             .60                1.24              1.84
CLASS R-1:
 Year ended 7/31/2004                                                  15.39             .55                1.70              2.25
 Year ended 7/31/2003                                                  14.47             .60                 .96              1.56
 Period from 6/17/2002 to 7/31/2002                                    15.65             .06               (1.24)            (1.18)
CLASS R-2:
 Year ended 7/31/2004                                                  15.36             .55                1.69              2.24
 Year ended 7/31/2003                                                  14.48             .59                 .95              1.54
 Period from 5/31/2002 to 7/31/2002                                    16.26             .09               (1.69)            (1.60)
CLASS R-3:
 Year ended 7/31/2004                                                  15.41             .62                1.70              2.32
 Year ended 7/31/2003                                                  14.48             .65                 .98              1.63
 Period from 6/4/2002 to 7/31/2002                                     16.09             .09               (1.51)            (1.42)
CLASS R-4:
 Year ended 7/31/2004                                                  15.43             .68                1.70              2.38
 Year ended 7/31/2003                                                  14.49             .70                 .98              1.68
 Period from 6/27/2002 to 7/31/2002                                    15.25             .08                (.84)             (.76)
CLASS R-5:
 Year ended 7/31/2004                                                  15.44             .73                1.71              2.44
 Year ended 7/31/2003                                                  14.49             .75                 .98              1.73
 Period from 5/15/2002 to 7/31/2002                                    16.31             .15               (1.77)            (1.62)




                                                                           Dividends and distributions

                                                                    Dividends
                                                                    (from net   Distributions              Total         Net asset
                                                                   investment   (from capital      dividends and        value, end
                                                                      income)          gains)      distributions         of period
CLASS A:
 Year ended 7/31/2004                                                  $(.74)            $ -               $(.74)           $17.10
 Year ended 7/31/2003                                                   (.73)           (.02)               (.75)            15.44
 Year ended 7/31/2002                                                   (.80)           (.16)               (.96)            14.49
 Year ended 7/31/2001                                                   (.80)           (.48)              (1.28)            16.44
 Year ended 7/31/2000                                                   (.87)           (.81)              (1.68)            15.43
CLASS B:
 Year ended 7/31/2004                                                   (.60)              -                (.60)            17.01
 Year ended 7/31/2003                                                   (.62)           (.02)               (.64)            15.36
 Year ended 7/31/2002                                                   (.69)           (.16)               (.85)            14.42
 Year ended 7/31/2001                                                   (.70)           (.48)              (1.18)            16.39
 Period from 3/15/2000 to 7/31/2000                                     (.19)              -                (.19)            15.39
CLASS C:
 Year ended 7/31/2004                                                   (.59)              -                (.59)            16.99
 Year ended 7/31/2003                                                   (.61)           (.02)               (.63)            15.34
 Year ended 7/31/2002                                                   (.68)           (.16)               (.84)            14.41
 Period from 3/15/2001 to 7/31/2001                                     (.17)              -                (.17)            16.37
CLASS F:
 Year ended 7/31/2004                                                   (.72)              -                (.72)            17.08
 Year ended 7/31/2003                                                   (.71)           (.02)               (.73)            15.42
 Year ended 7/31/2002                                                   (.79)           (.16)               (.95)            14.47
 Period from 3/15/2001 to 7/31/2001                                     (.20)              -                (.20)            16.44
CLASS 529-A:
 Year ended 7/31/2004                                                   (.72)              -                (.72)            17.08
 Year ended 7/31/2003                                                   (.72)           (.02)               (.74)            15.42
 Period from 2/15/2002 to 7/31/2002                                     (.39)              -                (.39)            14.48
CLASS 529-B:
 Year ended 7/31/2004                                                   (.54)              -                (.54)            17.05
 Year ended 7/31/2003                                                   (.63)           (.02)               (.65)            15.36
 Period from 2/19/2002 to 7/31/2002                                     (.36)              -                (.36)            14.46
CLASS 529-C:
 Year ended 7/31/2004                                                   (.57)              -                (.57)            17.06
 Year ended 7/31/2003                                                   (.60)           (.02)               (.62)            15.39
 Period from 2/19/2002 to 7/31/2002                                     (.36)              -                (.36)            14.46
CLASS 529-E:
 Year ended 7/31/2004                                                   (.66)              -                (.66)            17.06
 Year ended 7/31/2003                                                   (.67)           (.02)               (.69)            15.40
 Period from 2/25/2002 to 7/31/2002                                     (.38)              -                (.38)            14.47
CLASS 529-F:
 Year ended 7/31/2004                                                   (.70)              -                (.70)            17.08
 Period from 9/17/2002 to 7/31/2003                                     (.51)           (.02)               (.53)            15.42
CLASS R-1:
 Year ended 7/31/2004                                                   (.59)            .00                (.59)            17.05
 Year ended 7/31/2003                                                   (.62)           (.02)               (.64)            15.39
 Period from 6/17/2002 to 7/31/2002                                        -               -                   -             14.47
CLASS R-2:
 Year ended 7/31/2004                                                   (.59)              -                (.59)            17.01
 Year ended 7/31/2003                                                   (.64)           (.02)               (.66)            15.36
 Period from 5/31/2002 to 7/31/2002                                     (.18)              -                (.18)            14.48
CLASS R-3:
 Year ended 7/31/2004                                                   (.66)              -                (.66)            17.07
 Year ended 7/31/2003                                                   (.68)           (.02)               (.70)            15.41
 Period from 6/4/2002 to 7/31/2002                                      (.19)              -                (.19)            14.48
CLASS R-4:
 Year ended 7/31/2004                                                   (.72)              -                (.72)            17.09
 Year ended 7/31/2003                                                   (.72)           (.02)               (.74)            15.43
 Period from 6/27/2002 to 7/31/2002                                        -               -                   -             14.49
CLASS R-5:
 Year ended 7/31/2004                                                   (.78)              -                (.78)            17.10
 Year ended 7/31/2003                                                   (.76)           (.02)               (.78)            15.44
 Period from 5/15/2002 to 7/31/2002                                     (.20)              -                (.20)            14.49




                                                                                     Ratio of         Ratio of
                                                                                  expenses to      expenses to          Ratio of
                                                                  Net assets,     average net      average net        net income
                                                        Total   end of period   assets before     assets after        to average
                                                   return (3)   (in millions)   reimbursement    reimbursement (4)    net assets
CLASS A:
 Year ended 7/31/2004                                  15.76%         $36,075            .57%            .57%              4.15%
 Year ended 7/31/2003                                  12.18           25,891            .61             .61               4.98
 Year ended 7/31/2002                                  (6.35)          19,585            .61             .61               4.66
 Year ended 7/31/2001                                  15.53           19,519            .62             .62               5.18
 Year ended 7/31/2000                                  (2.08)          18,102            .63             .63               5.52
CLASS B:
 Year ended 7/31/2004                                  14.84            3,231           1.35            1.35               3.37
 Year ended 7/31/2003                                  11.37            2,015           1.39            1.39               4.17
 Year ended 7/31/2002                                  (7.14)             800           1.37            1.37               3.88
 Year ended 7/31/2001                                  14.77              254           1.38            1.38               4.15
 Period from 3/15/2000 to 7/31/2000                     4.33               29            .52             .52               1.73
CLASS C:
 Year ended 7/31/2004                                  14.75            3,833           1.44            1.44               3.26
 Year ended 7/31/2003                                  11.23            1,850           1.48            1.48               4.07
 Year ended 7/31/2002                                  (7.17)             614           1.48            1.48               3.77
 Period from 3/15/2001 to 7/31/2001                     4.35               89            .62             .62               1.28
CLASS F:
 Year ended 7/31/2004                                  15.65            1,000            .69             .69               4.02
 Year ended 7/31/2003                                  12.11              471            .72             .72               4.83
 Year ended 7/31/2002                                  (6.56)             156            .73             .73               4.52
 Period from 3/15/2001 to 7/31/2001                     4.71               22            .31             .31               1.58
CLASS 529-A:
 Year ended 7/31/2004                                  15.61              195            .67             .67               4.06
 Year ended 7/31/2003                                  12.10               93            .68             .68               4.87
 Period from 2/15/2002 to 7/31/2002                    (5.83)              24            .37             .37               2.02
CLASS 529-B:
 Year ended 7/31/2004                                  14.67               51           1.57            1.57               3.16
 Year ended 7/31/2003                                  11.10               28           1.60            1.60               3.95
 Period from 2/19/2002 to 7/31/2002                    (5.40)               7            .71             .71               1.62
CLASS 529-C:
 Year ended 7/31/2004                                  14.69               95           1.56            1.56               3.17
 Year ended 7/31/2003                                  11.10               44           1.59            1.59               3.96
 Period from 2/19/2002 to 7/31/2002                    (5.40)              12            .70             .70               1.63
CLASS 529-E:
 Year ended 7/31/2004                                  15.24               10           1.04            1.04               3.69
 Year ended 7/31/2003                                  11.66                5           1.06            1.06               4.48
 Period from 2/25/2002 to 7/31/2002                    (6.24)               1            .45             .45               1.79
CLASS 529-F:
 Year ended 7/31/2004                                  15.53                3            .79             .79               3.95
 Period from 9/17/2002 to 7/31/2003                    13.38                1            .81 (5)         .81 (5)           4.68 (5)
CLASS R-1:
 Year ended 7/31/2004                                    .15                8            .02             .01                .03
 Year ended 7/31/2003                                  11.19                2           1.92            1.50               4.02
 Period from 6/17/2002 to 7/31/2002                    (7.54)               - (6)        .32             .18                .42
CLASS R-2:
 Year ended 7/31/2004                                  14.75              139           1.75            1.44               3.30
 Year ended 7/31/2003                                  11.12               52           1.81            1.46               4.02
 Period from 5/31/2002 to 7/31/2002                    (9.95)               1            .29             .24                .66
CLASS R-3:
 Year ended 7/31/2004                                  15.25              176           1.02            1.02               3.70
 Year ended 7/31/2003                                  11.68               56           1.12            1.08               4.42
 Period from 6/4/2002 to 7/31/2002                     (8.90)               1            .19             .17                .61
CLASS R-4:
 Year ended 7/31/2004                                  15.64               30            .69             .69               4.05
 Year ended 7/31/2003                                  12.07               12            .72             .72               4.81
 Period from 6/27/2002 to 7/31/2002                    (4.98)               - (6)       5.11             .03                .52
CLASS R-5:
 Year ended 7/31/2004                                  16.01               57            .37             .37               4.35
 Year ended 7/31/2003                                  12.43               39            .40             .40               5.17
 Period from 5/15/2002 to 7/31/2002                    (9.99)              22            .09             .09                .97



                                                                         Year ended July 31
                                                             2004      2003      2002       2001      2000

Portfolio turnover rate for all classes of shares             27%      28%        36%       44%        35%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements and payments from CRMC. During the start-up period for the retirement plan share classes (except Class R-5), CRMC voluntarily agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than 1 million.


See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:


We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, California
September 14, 2004



TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2004.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $981,895,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income. In addition, all of the dividends paid by the fund from ordinary income earned during the prior fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $614,569,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $34,964,000 of the dividends paid by the fund from ordinary income earned during the fiscal year were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2005 to determine the calendar year amounts to be included on their 2004 tax returns. Shareholders should consult their tax advisers.

OTHER SHARE CLASS RESULTS (unaudited)

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended June 30, 2004 (the most recent calendar quarter):

CLASS B SHARES                                                                                 1 year        Life of class
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                                        +10.37%            +8.31%(1)
Not reflecting CDSC                                                                           +15.37%            +8.66%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +14.29%            +6.81%(2)
Not reflecting CDSC                                                                           +15.29%            +6.81%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +16.19%            +7.62%(2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge                                                          +9.47%            +6.27%(4)
Not reflecting maximum sales charge                                                           +16.15%            +8.95%(4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                     +10.21%            +6.92%(5)
Not reflecting CDSC                                                                           +15.21%            +8.45%(5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                     +14.18%            +8.44%(5)
Not reflecting CDSC                                                                           +15.18%            +8.44%(5)

CLASS 529-E SHARES(3)                                                                         +15.82%            +8.55%(6)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                              +16.08%           +16.61%(7)


(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(5) Average annual total return from February 19, 2002, when Class 529-B and
    Class 529-C shares were first sold.
(6) Average annual total return from February 25, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.

There are several ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.


EXPENSE EXAMPLE  (unaudited)

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2004 through July 31, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5.00% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the next page to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in that second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning Account     Ending Account       Expenses Paid      Annualized*
                                                   Value 2/1/2004    Value 7/31/2004    during period(1)    Expense Ratio

Class A -- actual return                         $      1,000.00        $   1,008.07        $      2.85              .57%
Class A -- assumed 5% return                            1,000.00            1,022.03               2.87              .57
Class B -- actual return                                1,000.00            1,003.67               6.73             1.35
Class B -- assumed 5% return                            1,000.00            1,018.15               6.77             1.35
Class C -- actual return                                1,000.00            1,003.18               7.17             1.44
Class C -- assumed 5% return                            1,000.00            1,017.70               7.22             1.44
Class F -- actual return                                1,000.00            1,006.92               3.39              .68
Class F -- assumed 5% return                            1,000.00            1,021.48               3.42              .68
Class 529-A -- actual return                            1,000.00            1,006.95               3.39              .68
Class 529-A -- assumed 5% return                        1,000.00            1,021.48               3.42              .68
Class 529-B -- actual return                            1,000.00            1,002.59               7.82             1.57
Class 529-B -- assumed 5% return                        1,000.00            1,017.06               7.87             1.57
Class 529-C -- actual return                            1,000.00            1,003.20               7.77             1.56
Class 529-C -- assumed 5% return                        1,000.00            1,017.11               7.82             1.56
Class 529-E -- actual return                            1,000.00            1,005.20               5.19             1.04
Class 529-E -- assumed 5% return                        1,000.00            1,019.69               5.22             1.04
Class 529-F -- actual return                            1,000.00            1,006.41               3.94              .79
Class 529-F -- assumed 5% return                        1,000.00            1,020.93               3.97              .79
Class R-1 -- actual return                              1,000.00            1,003.04               7.37             1.48
Class R-1 -- assumed 5% return                          1,000.00            1,017.50               7.42             1.48
Class R-2 -- actual return                              1,000.00            1,003.24               7.17             1.44
Class R-2 -- assumed 5% return                          1,000.00            1,017.70               7.22             1.44
Class R-3 -- actual return                              1,000.00            1,005.32               4.99             1.00
Class R-3 -- assumed 5% return                          1,000.00            1,019.89               5.02             1.00
Class R-4 -- actual return                              1,000.00            1,007.50               3.44              .69
Class R-4 -- assumed 5% return                          1,000.00            1,021.43               3.47              .69
Class R-5 -- actual return                              1,000.00            1,009.08               1.85              .37
Class R-5 -- assumed 5% return                          1,000.00            1,023.02               1.86              .37

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).



BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

ROBERT A. FOX, 67                               1972          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired
                                                              President and CEO, Foster Farms (poultry producer)

LEONADE D. JONES, 56                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former
                                                              Treasurer, The Washington Post Company

JOHN M. LILLIE, 67                              2003          Business consultant; former President, Sequoia Associates LLC
                                                              (investment firm specializing in medium-size buyouts); former Vice
                                                              Chairman of the Board, Gap Inc. (specialty apparel retailing)

JOHN G. MCDONALD, 67                            1976          The IBJ Professor of Finance, Graduate School of Business, Stanford
                                                              University

JAMES K. PETERSON, 63                           1999          Managing Director, Oak Glen Consultancy LLC (consulting services to charitable organizations, pension funds and other financial management companies)

HENRY E. RIGGS, 69                              1989          President Emeritus, Keck Graduate Institute of Applied Life Sciences

ISAAC STEIN, 57                                 2004          President, Waverly Associates (private investment fund); Managing
                                                              Director, Technogen Associates L.P. (venture capital partnership);
                                                              Chairman of the Board of Trustees, Stanford University

PATRICIA K. WOOLF, PH.D., 70                    1985          Private investor; corporate director; lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                           NUMBER OF
                                          PORTFOLIOS
                                             IN FUND
                                          COMPLEX(2)
                                         OVERSEEN BY
NAME AND AGE                                DIRECTOR          OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

ROBERT A. FOX, 67                                 7           Crompton Corporation

LEONADE D. JONES, 56                              6           None

JOHN M. LILLIE, 67                                2           None

JOHN G. MCDONALD, 67                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

JAMES K. PETERSON, 63                             2           None

HENRY E. RIGGS, 69                                4           None

ISAAC STEIN, 57                                   2           Maxygen, Inc.

PATRICIA K. WOOLF, Ph.D., 70                      6           Crompton Corporation; First Energy Corporation; National Life Holding
                                                              Co.


"INTERESTED" DIRECTORS(4)
                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

STEPHEN E. BEPLER, 62                           1993          Senior Vice President, Capital Research Company(5)
Chairman of the Board


"INTERESTED" DIRECTORS(4)
                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS3 HELD BY DIRECTOR

STEPHEN E. BEPLER, 62                             1           None
Chairman of the Board

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.

OTHER OFFICERS
                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

HILDA L. APPLBAUM, 43                           1998          Senior Vice President, Capital Research Company(5)
President and Principal
Executive Officer

ABNER D. GOLDSTINE, 74                          1993          Senior Vice President and Director, Capital
Senior Vice President                                         Research and Management Company

PAUL G. HAAGA, JR., 55                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.;(5) Director, American Funds Distributors, Inc.(5)

DINA N. PERRY, 58                               1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, Capital Research Company(5)

DAVID C. BARCLAY, 47                            1998          Senior Vice President and Director, Capital
Vice President                                                Research and Management Company

MARK R. MACDONALD, 45                           2004          Senior Vice President, Capital Research and
Vice President                                                Management Company

MARY E. SHERIDAN, 54                            2004          Vice President, Capital Research Company(5)
Vice President

JOHN H. SMET, 48                                1994          Senior Vice President, Capital Research and
Vice President                                                Management Company

ANDREW B. SUZMAN, 37                            2004          Executive Vice President and Director, Capital
Vice President                                                Research Company;(5) Director, Capital International
                                                              Research, Inc.(5)

PATRICK F. QUAN, 46                             1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

DAYNA G. YAMABE, 37                             2000          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

R. MARCIA GOULD, 50                             1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406


INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE AMERICAN FUNDS AND SEC WEBSITES.

A complete portfolio of The Income Fund of America's investments is available upon request, free of charge, by calling American Funds Service Company or accessing the U.S. Securities and Exchange Commission website.

The Income Fund of America files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge, upon request, by accessing the U.S. Securities and Exchange Commission website or by calling American Funds Service Company. You may also review or, for a fee, copy the forms at the Commission's Public Reference Room in Washington, D.C. (202/942-8090).

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
>  THE INCOME FUND OF AMERICA(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-906-0904P

Litho in USA BAG/LPT/8061-S1913

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, P.O. Box 7650, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that James K. Peterson, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $74,000
                                    2004             $83,000
b) Audit- Related Fees:
                                    2003             none
2004     $6,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.
d)

                         All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $358,000
                                    2004             $212,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $371,000 for fiscal year 2003 and $255,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Schedule of Investments

[logo - American Funds (r)]


INCOME FUND OF AMERICA
INVESTMENT PORTFOLIO
July 31, 2004

                                                                                                              Market value
COMMON STOCKS -- 62.21%                                                                            Shares            (000)

FINANCIALS -- 16.78%
Bank of America Corp.                                                                          11,689,487         $993,723
J.P. Morgan Chase & Co.                                                                        11,850,000          442,360
HSBC Holdings PLC (United Kingdom)                                                             18,905,567          277,311
HSBC Holdings PLC (Hong Kong)                                                                   9,264,821          136,611
Societez Generale                                                                               5,044,800          412,970
Washington Mutual, Inc.                                                                         8,265,000          320,682
Boston Properties, Inc.                                                                         4,955,000          262,119
U.S. Bancorp                                                                                    9,250,000          261,775
iStar Financial, Inc.(1)                                                                        6,885,000          261,630
Wells Fargo & Co.                                                                               4,335,000          248,872
Fannie Mae                                                                                      3,195,000          226,717
Lloyds TSB Group PLC                                                                           29,500,000          220,911
Equity Residential                                                                              7,387,700          218,307
Wachovia Corp.                                                                                  4,250,000          188,317
Commonwealth Bank of Australia                                                                  8,251,183          180,502
Kimco Realty Corp.                                                                              3,290,000          158,249
Developers Diversified Realty Corp.                                                             4,270,000          153,208
ING Groep NV                                                                                    6,189,076          143,226
Westpac Banking Corp.                                                                          11,558,661          136,471
Health Care Property Investors, Inc.                                                            4,863,800          121,400
ABN AMRO Holding NV                                                                             5,807,063          121,282
Fortis                                                                                          4,880,000          106,079
PNC Financial Services Group, Inc.                                                              2,000,000          101,200
Bank of Nova Scotia                                                                             3,600,000           99,187
Arthur J. Gallagher & Co.                                                                       3,131,400           96,979
Unibail Holding                                                                                   925,000           96,705
Hang Lung Properties Ltd.                                                                      70,000,000           96,484
Allied Capital Corp.                                                                            3,848,020           94,854
Equity Office Properties Trust                                                                  3,425,000           88,879
XL Capital Ltd., Class A                                                                        1,175,000           83,049
Montpelier Re Holdings Ltd.                                                                     2,290,000           81,020
AMB Property Corp.                                                                              2,295,000           80,646
Weingarten Realty Investors                                                                     2,411,250           74,266
Regency Realty Centers Corp.                                                                    1,650,000           70,125
Allstate Corp.                                                                                  1,475,000           69,443
Lincoln National Corp.                                                                          1,500,000           65,550
Westfield Group(2)                                                                              5,530,000           58,704
Svenska Handelsbanken Group, Class A                                                            2,946,800           54,837
Archstone-Smith Trust                                                                           1,852,000           54,504
St. George Bank Ltd.                                                                            3,565,000           53,082
Hospitality Properties Trust                                                                    1,275,000           50,847
Citigroup Inc.                                                                                  1,145,000           50,483
Maguire Properties, Inc.                                                                        1,850,000           45,788
St. Paul Travelers Companies, Inc.                                                              1,167,400           43,276
Bank of New York Co., Inc.                                                                      1,500,000     $     43,095
Newcastle Investment Corp.                                                                      1,496,900           42,347
Hysan Development Co. Ltd.                                                                     21,702,509           39,096
GATX Corp.                                                                                      1,450,000           36,946
American International Group, Inc.                                                                492,150           34,770
Comerica Inc.                                                                                     500,000           29,235
Irish Life & Permanent PLC                                                                      1,931,100           29,136
Chubb Corp.                                                                                       400,000           27,512
Hang Lung Group Ltd.                                                                           17,400,000           24,876
Wilshire Financial Services Group Inc.(1)                                                       2,150,517           20,043
Mercury General Corp.                                                                             214,800           10,124
                                                                                                                 7,539,810

TELECOMMUNICATION SERVICES -- 7.69%
SBC Communications Inc.                                                                        31,705,000          803,405
Verizon Communications Inc.                                                                    19,560,000          753,842
BellSouth Corp.                                                                                14,845,000          402,151
AT&T Corp.                                                                                     21,131,000          319,078
BT Group PLC                                                                                   71,285,000          244,411
Chunghwa Telecom Co., Ltd. (ADR)                                                                8,400,000          135,072
Chunghwa Telecom Co., Ltd.                                                                     23,782,000           37,488
Telecom Italia SpA, nonvoting                                                                  77,419,765          165,782
TDC A/S                                                                                         4,645,757          150,778
Telefonica, SA                                                                                  9,900,000          143,903
Telefonos de Mexico, SA de CV, Class L (ADR)                                                    3,100,000           95,728
Swisscom AG                                                                                       222,200           72,069
Eircom Group PLC(2)                                                                            27,940,000           48,292
BCE Inc.                                                                                        1,867,106           39,327
NTELOS Inc.(2),(3),(4)                                                                            345,687            9,296
Dobson Communications Corp., Class A(2),(3)                                                     3,480,483            9,293
Telecom Corp. of New Zealand Ltd.                                                               1,957,771            7,608
AirGate PCS, Inc.(2),(3)                                                                          448,263            6,894
Netia SA(2)                                                                                     2,459,749            2,745
XO Communications, Inc.(2)                                                                          6,837               27
                                                                                                                 3,447,189

UTILITIES -- 7.32%
National Grid Transco PLC                                                                      47,470,000          375,313
Southern Co.                                                                                    9,760,000          285,773
E.ON AG                                                                                         3,975,000          282,121
Dominion Resources, Inc.                                                                        3,850,000          244,321
Consolidated Edison, Inc.                                                                       5,815,700          238,269
Duke Energy Corp.                                                                              10,811,607          232,450
Ameren Corp.                                                                                    4,640,300          207,375
Scottish Power PLC                                                                             26,638,100          190,649
DTE Energy Co.                                                                                  4,539,100          182,336
Equitable Resources, Inc.                                                                       2,735,000          140,251
Progress Energy, Inc.                                                                           3,086,924          130,083
American Electric Power Co., Inc.                                                               3,986,300          124,014
Xcel Energy Inc.                                                                                7,180,000          122,778
Energy East Corp.                                                                               4,883,300          118,957
Public Service Enterprise Group Inc.                                                            3,010,000          117,390
Exelon Corp.                                                                                    3,000,000          104,700
FPL Group, Inc.                                                                                 1,155,000           77,766
NiSource Inc.                                                                                   2,750,000           56,925
FirstEnergy Corp.                                                                               1,406,450           54,992
                                                                                                                 3,286,463


CONSUMER STAPLES -- 6.75%
Altria Group, Inc.                                                                              9,817,500    $     467,313
Sara Lee Corp.                                                                                 16,050,000          352,458
H.J. Heinz Co.                                                                                  7,210,000          265,977
ConAgra Foods, Inc.                                                                             9,885,000          257,010
Diageo PLC                                                                                     20,600,000          255,017
Albertson's, Inc.                                                                               9,690,000          236,339
R.J. Reynolds Tobacco Holdings, Inc.                                                            3,231,600          232,514
Unilever NV (New York registered)                                                               2,930,000          179,697
Unilever NV                                                                                       575,000           35,302
Kellogg Co.                                                                                     3,850,000          160,391
General Mills, Inc.                                                                             2,650,000          118,985
Lion Nathan Ltd.                                                                               22,742,756          111,073
Gallaher Group PLC                                                                              7,911,186           94,056
Tesco PLC                                                                                      13,103,469           60,577
Imperial Tobacco Group PLC                                                                      2,765,839           60,089
SABMiller PLC                                                                                   4,311,000           54,895
UST Inc.                                                                                        1,000,000           37,950
Woolworths Ltd.                                                                                 3,510,482           28,804
Kimberly-Clark Corp.                                                                              309,000           19,798
Unilever PLC                                                                                      250,000            2,205
                                                                                                                 3,030,450

MATERIALS -- 6.57%
Dow Chemical Co.                                                                               15,923,000          635,168
Weyerhaeuser Co.                                                                                7,342,000          455,204
E.I. du Pont de Nemours and Co.                                                                10,265,000          440,061
International Paper Co.                                                                         5,239,640          226,510
UPM-Kymmene Corp.                                                                               8,900,000          172,418
DSM NV                                                                                          3,072,005          153,762
Eastman Chemical Co.                                                                            2,908,200          129,938
Lyondell Chemical Co.                                                                           6,470,000          117,625
Rio Tinto PLC                                                                                   4,510,000          117,397
Alcoa Inc.                                                                                      3,200,000          102,496
MeadWestvaco Corp.                                                                              2,800,000           83,608
Temple-Inland Inc.                                                                                995,000           67,909
Worthington Industries, Inc.                                                                    2,976,900           60,967
Stora Enso Oyj, Class R                                                                         3,864,275           53,526
Noranda Inc.(3)                                                                                 1,888,300           31,884
Noranda Inc.                                                                                    1,111,700           18,771
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                  658,000           35,466
Cia. Vale do Rio Doce, Class A, preferred nominative                                              225,000            9,949
Holmen AB, Class B                                                                                942,900           26,994
Freeport-McMoRan Copper & Gold Inc., Class B                                                      300,000           10,455
                                                                                                                 2,950,108

ENERGY -- 6.13%
Royal Dutch Petroleum Co. (New York registered)                                                 9,595,000          482,629
"Shell" Transport and Trading Company, PLC                                                     26,685,402          193,169
"Shell" Transport and Trading Company, PLC (ADR) (New York registered)                          3,210,000          140,598
ChevronTexaco Corp.                                                                             4,000,000          382,600
Marathon Oil Corp.                                                                             10,135,000          381,785
Kinder Morgan, Inc.                                                                             3,870,000          232,239
Sunoco, Inc.                                                                                    3,100,000          211,327
ENI SpA                                                                                        10,120,000          207,739
ConocoPhillips                                                                                  1,800,000          141,786
Occidental Petroleum Corp.                                                                      2,200,000          108,394
Exxon Mobil Corp.                                                                               2,285,000          105,796
TOTAL SA (ADR)                                                                                    645,000           62,791
Enbridge Inc.                                                                                   1,550,000           58,458
Husky Energy Inc.                                                                               1,920,000           41,698
                                                                                                                 2,751,009

INDUSTRIALS -- 3.57%
General Electric Co.                                                                           14,105,000          468,991
Emerson Electric Co.                                                                            4,425,000          268,598
Hubbell Inc., Class B                                                                           3,213,100          145,232
Raytheon Co.                                                                                    4,269,284          143,234
Volvo AB, Class B                                                                               3,934,100          140,787
Cooper Industries, Ltd., Class A                                                                2,100,000          119,427
ServiceMaster Co.                                                                               7,952,650           92,887
Caterpillar Inc.                                                                                1,200,000           88,188
Sandvik AB                                                                                      2,000,000           68,580
3M Co.                                                                                            800,000           65,888
                                                                                                                 1,601,812

CONSUMER DISCRETIONARY -- 2.59%
General Motors Corp.                                                                           12,350,000          532,779
May Department Stores Co.                                                                      11,823,000          313,664
Kingfisher PLC                                                                                 16,471,629           84,975
DaimlerChrysler AG                                                                              1,804,500           80,378
Kesa Electricals PLC                                                                           13,644,958           69,649
Mitchells & Butlers PLC                                                                         8,875,790           43,491
John Fairfax Holdings Ltd.                                                                     13,688,917           36,161
NTL Inc.(2)                                                                                           100                5
TI Automotive Ltd., Class A (2),(4)                                                             7,000,000                0
                                                                                                                 1,161,102

HEALTH CARE -- 2.53%
Bristol-Myers Squibb Co.                                                                       24,560,000          562,424
Merck & Co., Inc.                                                                               7,810,000          354,184
Eli Lilly and Co.                                                                               1,600,000          101,952
Schering-Plough Corp.                                                                           3,550,000           69,083
Wyeth                                                                                           1,431,500           50,675
Clarent Hospital Corp. (1),(2)                                                                    484,684              606
                                                                                                                 1,138,924

INFORMATION TECHNOLOGY -- 0.27%
Electronic Data Systems Corp.                                                                   6,416,044          118,568
ZiLOG, Inc.(2)                                                                                    455,000            3,458
                                                                                                                   122,026

MISCELLANEOUS -- 2.01%
Other common stocks in initial period of acquisition                                                               904,823


TOTAL COMMON STOCKS (cost: $24,398,755,000)                                                                     27,933,716



                                                                                                Shares or     Market value
PREFERRED STOCKS -- 0.99%                                                                principal amount            (000)

FINANCIALS -- 0.97%
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred(3),(5)                        $  122,070,000         $141,668
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(3),(5)                    $   51,700,000           59,802
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred(3),(5)              $   24,300,000           27,429
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
   preferred(3),(5)                                                                        $   37,500,000           46,175
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual
   preferred(3),(5)                                                                        $   10,000,000           14,197
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred(3),(5)            $   28,500,000           33,239
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(3),(5)                      $   11,750,000           14,301
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(3),(5)                      $    4,200,000            4,675
Duke Realty Corp., Series B, 7.99% preferred cumulative step-up premium rate                      300,000           16,359
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                        520,000           14,300
Simon Property Group, Inc., Series G, 7.89% preferred cumulative step-up
   premium rate                                                                                   200,000           10,688
Public Storage, Inc., Series V, 7.50%, cumulative preferred depositary shares                     400,000           10,480
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred1                           400,000           10,000
ACE Ltd., Series C, 7.80% preferred depositary shares                                             360,000            9,580
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
   shares(3),(5)                                                                                6,500,000            7,345
New Plan Excel Realty Trust, Inc., Series D, 7.80% preferred cumulative step-up
   premium rate                                                                                   112,500            5,927
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative
   step-up premium rate                                                                            50,000            5,147
RBS Capital Trust I noncumulative trust preferred 4.709%(5)                                    $4,550,000            4,241
                                                                                                                   435,553

TELECOMMUNICATION SERVICES -- 0.02%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009(6)                           12,788            9,463
XO Communications, Inc. 14.00% preferred 2009(2),(6)                                                   12                0
                                                                                                                     9,463

INFORMATION TECHNOLOGY -- 0.00%
ZiLOG, Inc. -- MOD III Inc., units(2),(4)                                                             910              666

TOTAL PREFERRED STOCKS (cost: $386,438,000)                                                                        445,682


RIGHTS AND WARRANTS - 0.00%

TELECOMMUNICATION SERVICES -- 0.00%
American Tower Corp., warrants, expire 2008(2),(3)                                                  3,000              570
XO Communications, Inc., Series A, warrants, expire 2010(2)                                        13,674               16
XO Communications, Inc., Series B, warrants, expire 2010(2)                                        10,256                8
XO Communications, Inc., Series C, warrants, expire 2010(2)                                        10,256                6
Allegiance Telecom, Inc., warrants, expire 2008(2),(3),(4)                                         20,000               --
GT Group Telecom Inc., warrants, expire 2010(2),(3),(4)                                            15,000               --
                                                                                                                       600

INDUSTRIALS -- 0.00%
Protection One, Inc., warrants, expire 2005(2),(3),(4)                                             57,600                3

TOTAL RIGHTS AND WARRANTS (cost: $1,020,000)                                                                           603



                                                                                                Shares or     Market value
CONVERTIBLE SECURITIES -- 5.33%                                                          principal amount            (000)

INFORMATION TECHNOLOGY -- 1.69%
Sanmina Corp. 0% convertible subordinated debentures 2020                                  $  161,000,000        $  84,927
SCI Systems, Inc.3.00% convertible subordinated debentures 2007                            $   33,500,000           31,448
Motorola, Inc. 7.00% convertible preferred 2004                                                 2,390,000 units    109,773
Celestica Inc. 0% convertible debentures 2020                                              $  181,000,000          100,229
Nortel Networks Corp. 4.25% convertible notes 2008                                         $   50,580,000           48,241
Nortel Networks Corp. 4.25% convertible notes 2008(3)                                      $   40,000,000           38,150
Agilent Technologies, Inc. 3.00% convertible debentures 2021(5)                            $   50,092,600           51,220
Agilent Technologies, Inc. 3.00% convertible debentures 2021(3),(5)                        $   30,185,000           30,864
ASM Lithography Holding NV 5.75% convertible notes 2006(3)                                 $   57,500,000           63,016
Liberty Media Corp. 3.50% exchangeable debentures 2031                                     $    5,000,000            4,344
AT&T Corp. Liberty Media Group 3.50% convertible debentures 2031(3)                        $   55,000,000           47,781
Advanced Micro Devices, Inc. 4.75% convertible debentures 2022(5)                          $   50,000,000           47,625
International Rectifier Corp. 4.25% convertible notes 2007                                 $   47,000,000           46,354
Micron Technology, Inc. 2.50% convertible notes 2010(3)                                    $   32,000,000           42,120
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                      $    8,296,000            8,234
LSI Logic Corp. 4.00% convertible notes 2006                                               $    3,000,000            2,951
Fairchild Semiconductor Corp. 5.00% convertible notes 2008                                 $    2,500,000            2,494
                                                                                                                   759,771

CONSUMER DISCRETIONARY -- 1.02%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust
   preferred 2032                                                                               4,807,300          256,950
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009                              $ 59,137,000           58,915
Gap, Inc. 5.75% convertible notes 2009(3)                                                    $ 28,000,000           40,915
Gap, Inc. 5.75% convertible notes 2009                                                       $  6,000,000            8,767
Toys "R" Us, Inc. 6.25% 2005                                                                      805,000 units
  36,780
Interpublic Group of Companies, Inc., Series A, 5.375% convertible
   preferred 2006                                                                                 647,000           31,308
General Motors Corp., Series B, 5.25% convertible debentures 2032                            $ 19,700,000           19,156
Six Flags, Inc. 7.25% PIERS convertible preferred 2009                                            400,000            8,004
                                                                                                                   460,795

FINANCIALS -- 0.82%
Chubb Corp. 7.00% convertible preferred 2005                                                    1,800,000 units     49,482
Chubb Corp. 7.00% convertible preferred 2006                                                    1,600,000 units     44,144
UnumProvident Corp. 8.25%, ACES convertible 2006                                                2,100,000 units     70,455
Genworth Financial, Inc. 6.00% convertible preferred 2007                                       2,400,000 units     67,776
Capital One Financial Corp. 6.25% Upper DECS 2005                                                 840,000 units     43,193
St. Paul Companies, Inc., Series E, 9.00% 2005                                                    600,000 units     40,248
Providian Financial Corp. 3.25% convertible debentures 2005                                   $34,500,000           33,982
Ohio Casualty Corp. 5.00% convertible notes 2022                                              $20,000,000           20,800
                                                                                                                   370,080

INDUSTRIALS -- 0.43%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023(3)                  $50,000,000           76,750
Northrop Grumman Corp. 7.25% convertible preferred 2004                                           566,670 units     59,546
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031                                    422,000           33,022
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031(3)                                 178,000           13,928
Kansas City Southern 4.25% convertible preferred(3)                                                15,000            8,606
                                                                                                                   191,852

MATERIALS -- 0.36%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(3)                                 50,000           46,441
Temple-Inland Inc. 7.50% Upper DECS 2005                                                          690,000 units     40,082
Phelps Dodge Corp., Series A, 6.75% mandatory convertible preferred shares
   (MEDS) 2005                                                                                    200,000           31,654
Inco Ltd. 0% convertible notes LYON 2021                                                      $26,000,000           24,213
International Paper Co., Capital Trust 5.25% convertible preferred 2025                           400,000           19,950
                                                                                                                   162,340


TELECOMMUNICATION SERVICES -- 0.27%
CenturyTel, Inc. 6.875% ACES 2005                                                               1,750,000 units  $  43,575
American Tower Corp. 5.00% convertible debentures 2010                                        $38,100,000           37,767
Sprint Corp. 7.125% convertible preferred 2004                                                  3,500,000 units     33,250
NTELOS Inc. 9.00% convertible bond 2013(3),(4)                                                 $4,030,000            5,481
Dobson Communications Corp., Series F, 6.00% convertible preferred(3)                              33,625            2,959
                                                                                                                   123,032

HEALTH CARE -- 0.24%
Baxter International Inc. 7.00% convertible preferred 2006                                        925,000 units     47,591
Sepracor Inc. 5.00% convertible subordinated debentures 2007                                  $46,000,000           46,575
Incyte Corp. 3.50% convertible notes 2011(3)                                                  $15,000,000           12,375
                                                                                                                   106,541

UTILITIES -- 0.19%
TXU Corp., Series C, 8.75% convertible preferred 2004                                             585,000 units     27,033
Dominion Resources, Inc. 9.50% PIES convertible preferred 2004                                    451,000 units     24,543
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                460,000           19,757
AES Trust VII 6.00% convertible preferred 2008                                                    325,000           14,625
                                                                                                                    85,958

ENERGY -- 0.12%
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005                           3,960,000 units     53,381

CONSUMER STAPLES -- 0.09%
Albertson's, Inc. 7.25% convertible preferred 2007                                              1,500,000 units     38,775

MISCELLANEOUS -- 0.10%
Other convertible securities in initial period of acquisition                                                       42,456

TOTAL CONVERTIBLE SECURITIES (cost: $2,279,784,000)                                                              2,394,981


                                                                                         Principal amount
BONDS AND NOTES -- 23.91%                                                                           (000)

CONSUMER DISCRETIONARY -- 4.57%
General Motors Acceptance Corp. 6.125% 2006                                                     $  31,000           32,342
General Motors Acceptance Corp. 6.75% 2006                                                          2,000            2,095
General Motors Acceptance Corp. 6.125% 2007                                                        18,250           19,142
General Motors Acceptance Corp. 7.75% 2010                                                         41,500           45,308
General Motors Acceptance Corp. 6.875% 2011                                                        40,500           41,634
General Motors Corp. 7.20% 2011                                                                    38,500           40,296
General Motors Acceptance Corp. 7.25% 2011                                                         20,000           21,063
General Motors Acceptance Corp. 6.875% 2012                                                         1,250            1,274
General Motors Acceptance Corp. 8.00% 2031                                                          7,000            7,128
Ford Motor Credit Co. 6.50% 2007                                                                    1,000            1,055
Ford Motor Credit Co. 5.80% 2009                                                                    4,000            4,075
Ford Motor Credit Co. 7.375% 2009                                                                 105,000          112,776
Ford Motor Credit Co. 7.875% 2010                                                                  20,000           21,861
Ford Motor Credit Co. 7.25% 2011                                                                    9,000            9,478
Ford Motor Credit Co. 7.375% 2011                                                                  38,500           40,912
Ford Motor Co. 7.45% 2031                                                                           6,000            5,723
J.C. Penney Co., Inc. 8.00% 2010                                                                   25,205           28,419
J.C. Penney Co., Inc. 7.95% 2017                                                                   40,275           45,712
J.C. Penney Co., Inc. 8.125% 2027                                                                   3,000            3,308
J.C. Penney Co., Inc. 7.625% 2097                                                                $  4,000         $  4,200
DaimlerChrysler North America Holding Corp. 6.40% 2006                                              5,000            5,270
DaimlerChrysler North America Holding Corp. 4.05% 2008                                              2,560            2,539
DaimlerChrysler North America Holding Corp. 4.75% 2008                                              1,440            1,466
DaimlerChrysler North America Holding Corp. 7.20% 2009                                             14,000           15,399
DaimlerChrysler North America Holding Corp. 8.00% 2010                                             15,000           17,060
DaimlerChrysler North America Holding Corp. 7.75% 2011                                             25,000           28,240
DaimlerChrysler North America Holding Corp. 7.30% 2012                                             10,250           11,313
AOL Time Warner Inc. 5.625% 2005                                                                    5,000            5,113
Time Warner Inc. 7.75% 2005                                                                         9,500            9,873
Time Warner Inc. 8.18% 2007                                                                        20,000           22,387
AOL Time Warner Inc. 6.875% 2012                                                                   15,750           17,191
Time Warner Companies, Inc. 9.125% 2013                                                             5,000            6,158
Time Warner Companies, Inc. 7.25% 2017                                                              8,000            8,793
AOL Time Warner Inc. 7.625% 2031                                                                    9,750           10,759
Toys "R" Us, Inc. 7.625% 2011                                                                      12,000           12,300
Toys "R" Us, Inc. 7.875% 2013                                                                      37,640           38,675
Toys "R" Us, Inc. 7.375% 2018                                                                      22,500           21,487
Liberty Media Corp. 7.75% 2009                                                                     10,950           12,196
Liberty Media Corp. 7.875% 2009                                                                    40,350           45,254
Liberty Media Corp. 5.70% 2013                                                                      5,000            4,928
Mirage Resorts, Inc. 7.25% 2006                                                                     4,960            5,233
MGM Grand, Inc. 6.875% 2008                                                                         1,159            1,240
MGM Mirage, Inc. 6.00% 2009                                                                        23,000           22,942
MGM Mirage, Inc. 8.50% 2010                                                                        22,830           25,341
Harrah's Operating Co., Inc. 7.875% 2005                                                            5,850            6,194
Harrah's Operating Co., Inc. 7.125% 2007                                                            4,150            4,467
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                              14,000           14,682
Harrah's Operating Co., Inc. 5.50% 20103                                                           26,375           26,422
Visteon Corp. 8.25% 2010                                                                           26,000           27,527
Visteon Corp. 7.00% 2014                                                                           21,150           20,251
TCI Communications, Inc. 8.00% 2005                                                                10,000           10,499
Lenfest Communications, Inc. 7.625% 2008                                                            2,000            2,199
Comcast Cable Communications, Inc. 8.375% 2007                                                      6,750            7,552
Comcast Cable Communications, Inc. 6.20% 2008                                                      14,000           14,992
Comcast Cable Communications, Inc. 6.875% 2009                                                      8,000            8,786
Boise Cascade Corp. 9.45% 2009                                                                     18,720           22,886
Boise Cascade Corp. 6.50% 2010                                                                     15,700           17,074
ITT Corp. 6.75% 2005                                                                                8,675            9,033
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                              12,350           13,091
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012                                              15,100           16,346
Charter Communications, Inc. 8.25% 2007                                                             6,150            5,443
CCH II, LLC and CCH II Capital Corp. 10.25% 2010                                                    3,000            3,037
Charter Communications Holdings, LLC and Charter Communications Holdings
   Capital Corp. 0%/13.50% 2011(7)                                                                  4,375            2,997
Charter Communications Operating, LLC and Charter Communications Operating
   Capital Corp. 8.00% 2012(3)                                                                     19,150           18,575
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                         5,650            5,452
D.R. Horton, Inc. 7.50% 2007                                                                        3,500            3,832
D.R. Horton, Inc. 5.00% 2009                                                                        3,000            3,000
D.R. Horton, Inc. 8.00% 2009                                                                       19,900           22,288
D.R. Horton, Inc. 9.75% 2010                                                                        3,000            3,547
D.R. Horton, Inc. 7.875% 2011                                                                         550              616
D.R. Horton, Inc. 6.875% 2013                                                                       2,000            2,100
Royal Caribbean Cruises Ltd. 7.00% 2007                                                             3,000            3,180
Royal Caribbean Cruises Ltd. 8.00% 2010                                                             2,250            2,452
Royal Caribbean Cruises Ltd. 8.75% 2011                                                            22,075           24,945
Royal Caribbean Cruises Ltd. 6.875% 2013                                                            4,500            4,562
Standard Pacific Corp. 6.50% 2008                                                                   5,000            5,062
Standard Pacific Corp. 5.125% 2009                                                                 18,825           17,978
Standard Pacific Corp. 6.875% 2011                                                                  6,500            6,565
Standard Pacific Corp. 6.25% 2014                                                                $  5,500         $  5,101
Clear Channel Communications, Inc. 4.625% 2008                                                     14,000           14,150
Clear Channel Communications, Inc. 5.75% 2013                                                       3,500            3,539
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                   15,000           16,932
Viacom Inc. 6.40% 2006                                                                              3,000            3,156
Viacom Inc. 5.625% 2007                                                                             5,000            5,269
CBS Corp. 7.15% 2005                                                                               21,500           22,291
British Sky Broadcasting Group PLC 6.875% 2009                                                     10,000           10,974
British Sky Broadcasting Group PLC 8.20% 2009                                                      16,250           18,822
Hilton Hotels Corp. 7.625% 2008                                                                     2,950            3,223
Hilton Hotels Corp. 7.20% 2009                                                                      5,250            5,683
Hilton Hotels Corp. 8.25% 2011                                                                     11,968           13,584
Hilton Hotels Corp. 7.625% 2012                                                                     5,875            6,514
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013                                   25,475           28,659
K. Hovnanian Enterprises, Inc. 10.50% 2007                                                         16,275           19,082
K. Hovnanian Enterprises, Inc. 8.00% 2012                                                           3,000            3,240
K. Hovnanian Enterprises, Inc. 7.75% 2013                                                           2,500            2,575
K. Hovnanian Enterprises, Inc. 6.375% 2014                                                          2,000            1,880
EchoStar DBS Corp. 9.125% 2009                                                                     22,509           24,816
Univision Communications Inc. 7.85% 2011                                                           19,685           22,922
Office Depot, Inc. 10.00% 2008                                                                     12,500           14,562
Office Depot, Inc. 6.25% 2013                                                                       7,875            8,220
Cox Communications, Inc. 7.75% 2006                                                                 6,000            6,519
Cox Communications, Inc. 7.75% 2010                                                                10,000           11,425
Cox Communications, Inc. 4.625% 2013                                                                5,000            4,662
MDC Holdings, Inc. 7.00% 2012                                                                       5,000            5,424
MDC Holdings, Inc. 5.50% 2013                                                                      15,750           15,464
Mohegan Tribal Gaming Authority 8.125% 2006                                                         2,500            2,694
Mohegan Tribal Gaming Authority 6.375% 2009                                                        14,780           14,946
Mohegan Tribal Gaming Authority 8.00% 2012                                                          2,100            2,286
Delphi Corp. 6.50% 2013                                                                             4,000            4,083
Delphi Trust II, trust preferred securities, 6.197% 2033(5)                                        15,500           15,632
Boyd Gaming Corp. 9.25% 2009                                                                        8,500            9,350
Boyd Gaming Corp. 7.75% 2012                                                                       10,000           10,350
Radio One, Inc., Series B, 8.875% 2011                                                             16,750           18,592
Adelphia Communications Corp. 10.25% 2006(8)                                                       13,975           12,088
Adelphia Communications Corp. 10.25% 2011(8)                                                        6,100            5,459
PanAmSat Corp. 6.125% 2005                                                                         17,000           17,340
RH Donnelley Inc. 8.875% 2010(3)                                                                   10,500           11,602
RH Donnelley Inc. 8.875% 2010                                                                       3,800            4,199
RH Donnelley Inc. 10.875% 2012(3)                                                                   1,000            1,175
Kabel Deutschland GmbH 10.625% 2014(3)                                                             16,150           16,634
CSC Holdings, Inc. 7.25% 2008                                                                       8,000            8,160
CSC Holdings, Inc., Series B, 8.125% 2009                                                           8,000            8,360
News America Inc. 6.75% 2038                                                                       15,000           16,498
Young Broadcasting Inc. 10.00% 2011                                                                15,640           15,875
TRW Automotive Acquisition Corp.  9.375% 2013                                                      11,984           13,722
TRW Automotive Acquisition Corp. 11.00% 2013                                                        1,704            2,053
Six Flags, Inc. 9.50% 2009                                                                          2,875            2,825
Six Flags, Inc. 8.875% 2010                                                                         2,500            2,331
Six Flags, Inc. 9.625% 2014                                                                        10,725           10,001
KB Home 6.375% 2011(3)                                                                             15,000           15,037
Hyatt Equities, LLC 6.875% 2007(3)                                                                 14,000           14,926
Toll Brothers, Inc. 6.875% 2012                                                                     9,000            9,736
Toll Brothers, Inc. 4.95% 2014                                                                      5,000            4,699
Technical Olympic USA, Inc. 9.00% 2010                                                              7,000            7,245
Technical Olympic USA, Inc. 7.50% 2011                                                              7,250            6,779
Dana Corp. 6.50% 2009                                                                               3,175            3,350
Dana Corp. 9.00% 2011                                                                               8,825           10,458
Argosy Gaming Co. 7.00% 2014(3)                                                                    13,250           13,267
Telenet Group Holding NV 0%/11.50% 2014(3),(7)                                                     20,050           13,083
NTL Cable PLC 8.75% 2014(3),(5)                                                                    12,119           12,634
YUM! Brands, Inc. 7.70% 2012                                                                       10,500           12,132
Mercantile Stores Company, Inc. 8.20% 2022(9)                                                       7,900            7,781
Dillard's, Inc. 6.69% 2007                                                                            625              639
Dillard Department Stores, Inc. 7.875% 2023                                                         2,875            2,875
Videotron Ltee 6.875% 2014                                                                         11,500           11,212
Lear Corp., Series B, 8.11% 2009                                                                    9,710           11,128
Meritor Automotive, Inc. 6.80% 2009                                                                 8,500            8,585
ArvinMeritor, Inc. 8.75% 2012                                                                       2,000            2,170
Staples, Inc. 7.375% 2012                                                                           9,000           10,252
NVR, Inc. 5.00% 2010                                                                               10,000            9,650
Stoneridge, Inc. 11.50% 2012                                                                        8,075            9,589
Florida Panthers Holdings, Inc. 9.875% 2009                                                         9,000            9,529
Cinemark USA, Inc. 9.00% 2013                                                                       8,575            9,454
Tenneco Automotive Inc., Series B, 10.25% 2013                                                      8,125            9,303
LBI Media, Inc. 10.125% 2012                                                                        7,500            8,325
Centex Corp. 4.75% 2008                                                                             8,075            8,200
Saks Inc. 8.25% 2008                                                                                5,000            5,437
Saks Inc. 7.375% 2019                                                                               2,650            2,557
Regal Cinemas Corp., Series B, 9.375% 2012(4)                                                       7,250            7,980
CanWest Media Inc., Series B, 10.625% 2011                                                          3,000            3,412
Hollinger Participation Trust 12.125% 2010(3),(5),(6)                                               3,563            4,187
Boyds Collection, Ltd., Series B, 9.00% 2008                                                        7,382            7,124
AMC Entertainment Inc. 8.00% 2014(3)                                                                7,500            6,956
Pulte Homes, Inc. 7.625% 2017                                                                       5,000            5,565
Payless ShoeSource, Inc. 8.25% 2013                                                                 5,500            5,418
NextMedia Operating, Inc. 10.75% 2011                                                               4,580            5,135
Gannett Co., Inc. 4.95% 2005                                                                        5,000            5,084
Carnival Corp. 3.75% 2007                                                                           5,000            4,970
Quebecor Media Inc. 11.125% 2011                                                                    1,750            2,015
Quebecor Media Inc. 0%/13.75% 2011(7)                                                               2,000            1,885
Antenna TV SA 9.00% 2007                                                                            3,732            3,788
Warnaco, Inc. 8.875% 2013                                                                           3,425            3,742
WCI Communities, Inc. 10.625% 2011                                                                  1,850            2,058
WCI Communities, Inc. 9.125% 2012                                                                   1,150            1,248
Gray Communications Systems, Inc. 9.25% 2011                                                        2,000            2,220
Cox Radio, Inc. 6.375% 2005                                                                         2,000            2,048
Reader's Digest Association, Inc. 6.50% 2011                                                        1,625            1,617
                                                                                                                 2,048,017

TELECOMMUNICATION SERVICES -- 3.27%
Sprint Capital Corp. 4.78% 2006                                                                    11,725           12,004
Sprint Capital Corp. 6.00% 2007                                                                    37,450           39,410
Sprint Capital Corp. 6.375% 2009                                                                   27,970           29,919
Sprint Capital Corp. 7.625% 2011                                                                   34,195           38,450
Sprint Capital Corp. 8.375% 2012                                                                   60,225           70,664
Sprint Capital Corp. 6.90% 2019                                                                     4,800            4,989
Sprint Capital Corp. 6.875% 2028                                                                    5,000            4,991
American Tower Corp. 9.375% 2009                                                                   52,225           56,011
American Towers, Inc. 7.25% 2011                                                                   49,175           49,790
American Tower Corp. 7.50% 2012(3)                                                                 43,300           42,759
Nextel Communications, Inc. 6.875% 2013                                                            20,000           20,400
Nextel Communications, Inc. 5.95% 2014                                                              3,000            2,858
Nextel Communications, Inc. 7.375% 2015                                                           104,450          110,195
Dobson Communications Corp. 10.875% 2010                                                           55,930           48,939
American Cellular Corp., Series B, 10.00% 2011                                                     74,000           64,750
Dobson Communications Corp. 8.875% 2013                                                            17,500           13,300
U S WEST, Inc. 7.20% 2004                                                                          20,000           20,300
Qwest Capital Funding, Inc. 7.75% 2006                                                              9,475            9,499
Qwest Services Corp. 13.50% 2007(3)                                                                15,551           17,845
Qwest Capital Funding, Inc. 7.90% 2010                                                             12,000           10,740
Qwest Services Corp. 14.00% 2010(3)                                                                25,181           29,619
Qwest Corp. 9.125% 2012(3)                                                                         12,400           13,702
Qwest Services Corp. 14.50% 2014(3)                                                                 2,700            3,254
Triton PCS, Inc. 8.75% 2011                                                                        14,100           10,963
Triton PCS, Inc. 9.375% 2011                                                                       23,500           19,035
Triton PCS, Inc. 8.50% 2013                                                                        57,000           53,295
AT&T Wireless Services, Inc. 7.50% 2007                                                            34,250           37,666
Tritel PCS, Inc. 10.375% 2011                                                                       7,935            9,139
AT&T Wireless Services, Inc. 8.125% 2012                                                           29,935           35,076
Crown Castle International Corp. 9.375% 2011                                                        4,250            4,813
Crown Castle International Corp. 7.50% 2013                                                        43,375           43,483
Crown Castle International Corp., Series B, 7.50% 2013                                             30,375           30,451
AT&T Corp. 6.00% 2009                                                                               2,320            2,211
AT&T Corp. 8.05% 2011(5)                                                                           46,500           48,133
AT&T Corp. 8.35% 2025                                                                               9,000            8,323
Deutsche Telekom International Finance BV 8.50% 2010(5)                                            24,900           29,403
Deutsche Telekom International Finance BV 5.25% 2013                                               15,000           14,882
Deutsche Telekom International Finance BV 9.25% 2032(5)                                            10,000           13,451
Western Wireless Corp. 9.25% 2013                                                                  51,475           52,891
Centennial Cellular Corp. 10.75% 2008                                                              23,505           24,328
Centennial Communications Corp. and Centennial Cellular Operating Co.
   LLC 10.125% 2013                                                                                16,000           16,560
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operating Corp. 8.125% 2014(3)                                          9,500            8,859
Nextel Partners, Inc. 12.50% 2009                                                                  16,234           18,913
Nextel Partners, Inc. 8.125% 2011                                                                  23,525           24,348
Nextel Partners, Inc. 8.125% 2011(3)                                                                5,000            5,175
France Telecom 8.75% 2011(5)                                                                       34,500           40,305
TELUS Corp. 8.00% 2011                                                                             25,150           28,760
British Telecommunications PLC 7.00% 2007                                                           7,000            7,578
British Telecommunications PLC 8.375% 2010(5)                                                      14,750           17,406
Telecom Italia SpA, Series A, 4.00% 2008(3)                                                         3,000            2,968
Telecom Italia SpA, Series B, 5.25% 2013(3)                                                        19,300           18,991
Koninklijke KPN NV 8.00% 2010                                                                      16,000           18,635
Vodafone Group PLC 7.75% 2010                                                                      15,050           17,376
Cincinnati Bell Inc. 7.25% 2013                                                                    17,775           16,664
PCCW-HKT Capital Ltd. 8.00% 2011(3)                                                                13,000           14,613
Verizon Global Funding Corp. 6.125% 2007                                                            7,000            7,486
Verizon New York Inc., Series A, 6.875% 2012                                                        6,500            7,064
Singapore Telecommunications Ltd. 6.375% 2011                                                       4,825            5,201
Singapore Telecommunications Ltd. 7.375% 2031(3)                                                    6,000            6,771
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                    11,000           11,495
AirGate PCS, Inc. 9.375% 2009(3)                                                                   10,853           10,582
Telefonos de Mexico, SA de CV 8.25% 2006                                                            5,000            5,355
UbiquiTel Operating Co. 9.875% 2011                                                                 3,875            3,865
Millicom International Cellular SA 10.00% 2013(3)                                                   3,500            3,518
GT Group Telecom Inc. 0%/13.25% 2010(4),(7),(8)                                                    15,000                0
                                                                                                                 1,470,419


MORTGAGE-BACKED OBLIGATIONS9 -- 2.52%
Fannie Mae 9.00% 2010                                                                           $     623        $     664
Fannie Mae 6.00% 2016                                                                               2,505            2,620
Fannie Mae 6.00% 2016                                                                               1,517            1,587
Fannie Mae 7.00% 2016                                                                                 563              598
Fannie Mae 4.50% 2018                                                                              18,395           18,148
Fannie Mae 5.00% 2018                                                                              27,219           27,502
Fannie Mae 10.00% 2018                                                                                751              854
Fannie Mae 5.50% 2019                                                                              24,955           25,538
Fannie Mae, Series 2002-W7, Class A-2, 4.80% 2022                                                   3,023            3,027
Fannie Mae 9.50% 2022                                                                                 741              820
Fannie Mae 7.50% 2023                                                                                 407              440
Fannie Mae 7.50% 2023                                                                                  39               42
Fannie Mae 8.00% 2024                                                                                 441              477
Fannie Mae 10.00% 2025                                                                                506              576
Fannie Mae, Series 2001-4, Class GA, 10.218% 2025(5)                                                2,264            2,567
Fannie Mae, Series 2001-4, Class NA, 11.803% 2025(5)                                                  222              257
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                   2,342            2,529
Fannie Mae 6.50% 2031                                                                               1,258            1,316
Fannie Mae 7.00% 2031                                                                               2,178            2,304
Fannie Mae 7.00% 2031                                                                               1,355            1,434
Fannie Mae 7.00% 2031                                                                                 963            1,019
Fannie Mae 7.50% 2031                                                                               1,050            1,127
Fannie Mae, Series 2001-20, Class E, 9.594% 2031(5)                                                 2,231            2,485
Fannie Mae 6.00% 2032                                                                              13,178           13,537
Fannie Mae 6.50% 2032                                                                               6,380            6,667
Fannie Mae 6.50% 2032                                                                               3,441            3,599
Fannie Mae 3.803% 2033(5)                                                                           8,950            8,868
Fannie Mae 6.50% 2033                                                                               8,076            8,447
Fannie Mae 6.00% 2034                                                                              85,025           86,885
Fannie Mae 6.00% 2034                                                                              63,000           64,629
Fannie Mae 6.50% 2034                                                                              21,472           22,458
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                    4,432            4,716
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                  2,927            3,102
Fannie Mae, Series 2002-W1, Class 2-A, 7.50% 2042                                                   5,139            5,548
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.801% 2033(5)                          9,601            9,549
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.908% 2033(5)                       38,981           39,334
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2-A-2, 4.696% 2034(5)                       66,787           66,792
Freddie Mac 9.00% 2007                                                                                205              214
Freddie Mac 8.50% 2008                                                                                 33               35
Freddie Mac, Series SF02, Class GC, 2.64% 2009                                                      5,000            4,780
Freddie Mac 8.50% 2009                                                                                215              228
Freddie Mac 8.50% 2010                                                                                307              327
Freddie Mac 5.00% 2018                                                                             18,319           18,492
Freddie Mac 5.50% 2018                                                                              9,269            9,534
Freddie Mac 11.00% 2018                                                                               663              757
Freddie Mac, Series 178, Class Z, 9.25% 2021                                                          275              276
Freddie Mac, Series 2289, Class NB, 11.443% 2022(5)                                                   520              597
Freddie Mac 5.00% 2033                                                                             19,486           19,027
Freddie Mac 6.00% 2034                                                                             33,750           34,478
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                  8,740            8,680
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-1,
   4.393% 2006                                                                                      1,132            1,144
CS First Boston Mortgage Securities Corp., Series 2003-AR20, Class II-A-2,
   4.027% 2033(5)                                                                                   5,743            5,748
CS First Boston Mortgage Securities Corp., Series 2003-AR26, Class 6-A-1,
   4.284% 2033(5)                                                                                  65,118           65,070
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2,
   5.935% 2034                                                                                      8,635            8,956
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238%
   2034                                                                                             6,000            6,418
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1A,
   6.26% 2040                                                                                       3,707            3,803
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031                      11,750           13,210
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A, 4.28%
   2033(5)                                                                                         62,416           62,109
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67%
   2034(5)                                                                                          7,830            7,802
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088%
   2033(5)                                                                                       $  6,068         $  6,063
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183%
   2033(5)                                                                                          5,709            5,727
Banc of America Mortgage Securities Trust, Series 2003-J, Class 2-A-2, 4.484%
   2033(5)                                                                                         61,074           61,309
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.173% 2033(5)                                 2,513            2,503
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.443% 2034(5)                                1,664            1,648
Bear Stearns ARM Trust, Series 2003-8, Class II-A-1, 4.92% 2034(5)                                 54,728           55,167
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.068% 2034(5)                                4,097            4,102
Government National Mortgage Assn. 9.50% 2009                                                         796              861
Government National Mortgage Assn. 9.00% 2016                                                         110              121
Government National Mortgage Assn. 5.50% 2017                                                       6,844            7,088
Government National Mortgage Assn. 7.50% 2017                                                         119              128
Government National Mortgage Assn. 7.50% 2017                                                          52               56
Government National Mortgage Assn. 8.00% 2017                                                         164              179
Government National Mortgage Assn. 8.00% 2017                                                          90               98
Government National Mortgage Assn. 8.00% 2017                                                          63               69
Government National Mortgage Assn. 8.00% 2017                                                          43               47
Government National Mortgage Assn. 8.00% 2017                                                          42               46
Government National Mortgage Assn. 8.00% 2017                                                          40               44
Government National Mortgage Assn. 8.00% 2017                                                          36               39
Government National Mortgage Assn. 8.00% 2017                                                          28               31
Government National Mortgage Assn. 8.00% 2017                                                          25               27
Government National Mortgage Assn. 8.00% 2017                                                          16               17
Government National Mortgage Assn. 8.00% 2017                                                          15               17
Government National Mortgage Assn. 8.50% 2017                                                          42               46
Government National Mortgage Assn. 8.50% 2017                                                          13               14
Government National Mortgage Assn. 8.50% 2017                                                          10               10
Government National Mortgage Assn. 10.00% 2020                                                      1,939            2,224
Government National Mortgage Assn. 8.50% 2021                                                         496              546
Government National Mortgage Assn. 8.50% 2021                                                         120              132
Government National Mortgage Assn. 8.50% 2021                                                           8                8
Government National Mortgage Assn. 9.50% 2021                                                         306              342
Government National Mortgage Assn. 10.00% 2021                                                      3,026            3,472
Government National Mortgage Assn. 7.00% 2022                                                         123              131
Government National Mortgage Assn. 7.00% 2022                                                          76               81
Government National Mortgage Assn. 7.50% 2022                                                         885              953
Government National Mortgage Assn. 7.50% 2022                                                         101              109
Government National Mortgage Assn. 7.50% 2023                                                         197              213
Government National Mortgage Assn. 7.50% 2023                                                         193              208
Government National Mortgage Assn. 7.50% 2023                                                         117              126
Government National Mortgage Assn. 7.50% 2023                                                         115              124
Government National Mortgage Assn. 7.50% 2023                                                         109              117
Government National Mortgage Assn. 7.50% 2023                                                          88               95
Government National Mortgage Assn. 7.50% 2023                                                          71               78
Government National Mortgage Assn. 7.50% 2023                                                          69               74
Government National Mortgage Assn. 7.50% 2023                                                          67               72
Government National Mortgage Assn. 7.50% 2023                                                          34               36
Government National Mortgage Assn. 7.50% 2023                                                          26               28
Government National Mortgage Assn. 8.00% 2023                                                         936            1,022
Government National Mortgage Assn. 8.00% 2023                                                         588              642
Government National Mortgage Assn. 7.50% 2024                                                         704              764
Government National Mortgage Assn. 10.00% 2025                                                      2,828            3,238
Government National Mortgage Assn. 7.00% 2026                                                          42               45
Government National Mortgage Assn. 7.50% 2026                                                         244              265
Government National Mortgage Assn. 7.00% 2027                                                         261              279
Government National Mortgage Assn. 7.00% 2028                                                         591              631
Government National Mortgage Assn. 7.00% 2029                                                       3,037            3,241
Government National Mortgage Assn. 7.50% 2029                                                       3,721            4,020
Government National Mortgage Assn. 7.50% 2029                                                       1,653            1,785
Government National Mortgage Assn. 7.50% 2029                                                       1,120            1,210
Government National Mortgage Assn. 7.50% 2029                                                  $      447   $          483
Government National Mortgage Assn. 7.50% 2030                                                         772              833
Government National Mortgage Assn. 7.00% 2031                                                         352              375
Government National Mortgage Assn. 6.00% 2033                                                      12,506           12,886
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Class A-3-B,
   3.89% 2033(5)                                                                                   14,000           14,017
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03%
   2033(5)                                                                                          6,745            6,713
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7,
   4.21% 2033(5)                                                                                   13,997           14,028
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1,
   4.37% 2033(5)                                                                                    5,200            5,207
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6,
   4.51% 2033(5)                                                                                    1,726            1,737
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.23%
   2034(5)                                                                                          7,072            6,984
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030                    7,802            8,440
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757%
   2032                                                                                            15,675           17,909
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(3)                                         22,511           23,418
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.209% 2030(5)                           20,000           21,775
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-HS2, Class J,
   3.48% 2016(3),(5)                                                                                4,500            4,532
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X,
   interest only, 1.035% 2031(3),(5)                                                               81,473            3,739
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2,
   6.48% 2035                                                                                       7,665            8,391
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.733% 2034(5)                            15,622           16,068
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                         4,492            4,758
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037                         9,495            9,485
Host Marriott Pool Trust, Series 1999-HMTA, Class D, 7.97% 2015(3)                                 10,990           11,905
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                    10,000           10,931
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 2.06% 2016(3),(5)                        4,888            4,898
Morgan Stanley Capital I, Inc., Series 1998-WF2, Class A-1, 6.34% 2030                              2,585            2,667
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series
   1998-C2, Class A-1, 6.28% 2035                                                                   7,102            7,242
PNC Mortgage Securities Corp., Series 1998-10, Class 1-B1, 6.50% 2028                               5,284            5,315
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46%
   2008                                                                                             4,053            4,427
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014(3)                          4,669            4,391
Opryland Hotel Trust, Series 2001-OPRY, Class C, 2.53% 2011(3),(5)                                  3,000            3,009
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-1,
   4.59% 2034                                                                                       2,227            2,271
Wells Fargo Mortgage Backed Securities Trust, Series 2003-B, Class A-1, 4.15%
   2033(5)                                                                                          1,338            1,337
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.523% 2027(3),(5)                       677              731
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.736% 2027(3),(5)                       520              560
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027                       1,026            1,026
Security National Mortgage Loan Trust, Series 2001-3A, Class A-2, 5.37% 2014(3)                       617              623
First Nationwide Trust, Series 1999-2, Class 1PA-1, 6.50% 2029                                        501              504
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1, Class A-1, 6.22% 2031                      372              373
                                                                                                                 1,129,503

FINANCIALS -- 2.51%
Capital One Bank 6.875% 2006                                                                       21,600           22,788
Capital One Financial Corp. 7.25% 2006                                                              3,000            3,186
Capital One Financial Corp. 8.75% 2007                                                             13,500           15,013
Capital One Bank 4.875% 2008                                                                       20,000           20,388
Capital One Financial Corp. 7.125% 2008                                                            22,100           23,991
Capital One Financial Corp. 6.25% 2013                                                             20,000           20,513
Capital One Capital I 2.729% 2027(3),(5)                                                           20,500           20,177
MBNA Corp. 5.625% 2007                                                                             10,000           10,501
MBNA Corp., Series F, 7.50% 2012                                                                   10,000           11,329
MBNA Corp., Series F, 6.125% 2013                                                                  10,000           10,440
MBNA Corp., Series B, 1.979% 2027(5)                                                               42,000           39,766
Societe Generale 7.85% (undated)(3),(5)                                                            11,200           12,340
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(3),(5)                                       45,700           50,657
International Lease Finance Corp. 4.50% 2008                                                        4,000            4,093
International Lease Finance Corp. 3.50% 2009                                                       10,000            9,590
International Lease Finance Corp. 4.75% 2009                                                       10,000           10,100
International Lease Finance Corp. 5.875% 2013                                                       5,000            5,187
ASIF Global Financing XVIII 3.85% 2007(3)                                                           8,500            8,516
Household Finance Corp. 6.375% 2011                                                                16,000           17,270
HSBC Holdings PLC 5.25% 2012                                                                        3,000            3,025
Household Finance Corp. 6.375% 2012                                                                10,000           10,753
HSBC Bank USA 4.625% 2014(3)                                                                        5,000            4,740
J.P. Morgan & Co. Inc. 6.70% 2007                                                                   5,000            5,473
J.P. Morgan Chase & Co. 4.00% 2008                                                                 20,000           20,077
J.P. Morgan Chase & Co. 4.50% 2010                                                                  5,000            4,910
J.P. Morgan Chase & Co. 5.75% 2013                                                                  5,000            5,150
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(3)                                               8,000            8,087
Prudential Holdings, LLC, Series C, 8.695% 2023(3),(9)                                             22,250           27,331
Host Marriott, LP, Series E, 8.375% 2006                                                            4,321            4,591
Host Marriott, LP, Series G, 9.25% 2007                                                               775              858
Host Marriott, LP, Series I, 9.50% 2007                                                               750              823
HMH Properties, Inc., Series B, 7.875% 2008                                                           719              742
Host Marriott, LP 7.00% 2012(3)                                                                    16,750           16,624
Host Marriott, LP, Series K, 7.125% 2013                                                           10,000           10,000
CIT Group Inc. 6.875% 2009                                                                         16,500           18,279
CIT Group Inc. 4.75% 2010                                                                          10,000            9,941
CIT Group Inc. 7.75% 2012                                                                           4,000            4,601
Washington Mutual, Inc. 4.375% 2008                                                                17,000           17,264
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                                      9,425           11,040
iStar Financial, Inc. 7.00% 2008(1)                                                                 6,525            7,070
iStar Financial, Inc. 8.75% 2008(1)                                                                 1,028            1,169
iStar Financial, Inc., Series B, 4.875% 2009(1)                                                     5,000            4,947
iStar Financial, Inc. 6.00% 2010(1)                                                                 3,750            3,815
iStar Financial, Inc. 5.125% 2011(1),(3)                                                           10,000            9,726
iStar Financial, Inc., Series B, 5.70% 2014(1)                                                      1,000              967
Allstate Financial Global Funding LLC 5.25% 2007(3)                                                16,750           17,536
Allstate Global Funding Trust, Series 2004-1, 4.50% 2009                                           10,000           10,130
Hospitality Properties Trust 7.00% 2008                                                             1,210            1,295
Hospitality Properties Trust 6.75% 2013                                                            24,320           25,525
EOP Operating LP 7.75% 2007                                                                         5,000            5,567
EOP Operating LP 8.10% 2010                                                                         6,500            7,472
EOP Operating LP 7.00% 2011                                                                         5,000            5,505
EOP Operating LP 6.75% 2012                                                                         4,750            5,157
Monumental Global Funding Trust II-2001-B, Series B, 6.05% 2006(3)                                  5,000            5,270
Monumental Global Funding Trust II-2002-A, Series A, 5.20% 2007(3)                                 16,750           17,567
USA Education, Inc. 5.625% 2007                                                                    12,895           13,583
SLM Corp., Series A, 4.00% 2009                                                                     2,000            1,979
SLM Corp., Series A, 5.375% 2013                                                                    7,000            7,067
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                           20,000           20,356
National Westminster Bank PLC 7.75% (undated)(5)                                                    3,024            3,355
Royal Bank of Scotland Group PLC, Series 3 Preference Shares, 7.816% (undated)                     12,000           12,752
Rouse Co. 7.20% 2012                                                                               18,250           20,304
CNA Financial Corp. 6.75% 2006                                                                      4,370            4,627
CNA Financial Corp. 6.45% 2008                                                                      2,406            2,544
CNA Financial Corp. 6.60% 2008                                                                      8,630            9,167
CNA Financial Corp. 7.25% 2023                                                                      2,750            2,803
ACE INA Holdings Inc. 5.875% 2014                                                                   7,000            7,176
ACE Capital Trust II 9.70% 2030                                                                     8,250           11,034
Mangrove Bay Pass Through Trust 6.102% 2033(3),(5)                                                 18,000           17,952
Development Bank of Singapore Ltd. 7.875% 2010(3)                                                  10,000           11,564
Development Bank of Singapore Ltd. 7.125% 2011(3)                                                   5,000            5,605
HBOS Treasury Services PLC 3.75% 2008(3)                                                           14,500           14,386
Scotland International Finance No. 2 BV 4.25% 2013(3)                                               1,500            1,403
HBOS PLC 5.375% (undated)(3),(5)                                                                      500              489
Downey Financial Corp. 6.50% 2014                                                                  15,500           15,887
MetLife, Inc. 3.911% 2005                                                                           9,760            9,888
Metropolitan Life Insurance Co. 7.00% 2005(3)                                                       5,000            5,247
Nationwide Life Insurance Co. 5.35% 2007(3)                                                         8,500            8,878
Nationwide Mutual Insurance Co. 7.875% 2033(3)                                                      5,000            5,761
ReliaStar Financial Corp. 8.00% 2006                                                                8,000            8,835
ReliaStar Financial Corp. 6.50% 2008                                                                3,000            3,244
International Nederland Bank NV 5.125% 2015(3)                                                      2,500            2,437
LaBranche and Co., Inc. 9.50% 2009(3)                                                              14,000           13,930
ProLogis Trust 7.05% 2006                                                                          12,000           12,955
Colonial Realty LP 6.25% 2014                                                                      12,025           12,165
Assurant, Inc. 5.625% 2014                                                                         12,000           11,968
Simon Property Group, LP 4.875% 2010                                                                6,375            6,365
Simon Property Group, LP 6.35% 2012                                                                 5,000            5,324
Standard Chartered Bank 1.995% Eurodollar note (undated) (5)                                       15,000           11,625
Skandinaviska Enskilda Banken 7.50% (undated)(3),(5)                                               10,405           11,617
Kazkommerts International BV 8.50% 2013(3)                                                          1,500            1,504
Kazkommerts International BV 7.875% 2014(3)                                                        10,000            9,525
Federal Realty Investment Trust 6.125% 2007                                                        10,000           10,632
Providian Financial Corp., Series A, 9.525% 2027(3)                                                10,000           10,050
Developers Diversified Realty Corp. 4.625% 2010                                                    10,140            9,901
Popular North America, Inc., Series E, 3.875% 2008                                                 10,000            9,847
Independence Community Bank 3.75% 2014(5)                                                          10,000            9,580
Duke Realty LP 4.625% 2013                                                                         10,000            9,451
Zions Bancorporation 6.00% 2015                                                                     9,000            9,271
Abbey National PLC, Series 1-B, 6.69% 2005                                                          2,000            2,092
Abbey National PLC 6.70% (undated)(5)                                                               1,580            1,707
Abbey National PLC 7.35% (undated)(5)                                                               5,000            5,387
Bayerische Landesbank, Series F, 2.50% 2006                                                         9,000            8,966
Bank of Nova Scotia 1.313% Eurodollar note (undated)(5)                                            10,000            8,311
Canadian Imperial Bank of Commerce 1.313% Eurodollar note 2085(5)                                  10,000            8,213
Mizuho Financial Group (Cayman) Ltd. 5.79% 2014(3)                                                  7,000            6,996
Midland Bank 2.125% Eurodollar note (undated)(5)                                                    5,000            4,275
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                            5,000            5,893
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)(3),(5)                             5,000            5,619
Lincoln National Corp. 6.20% 2011                                                                   5,000            5,367
Irvine Co., Class A, 7.46% 2006(3),(4)                                                              5,000            5,274
Credit Suisse First Boston, Inc. 4.625% 2008                                                        5,000            5,118
Woori Bank 5.75% 2014(3),(5)                                                                        5,000            5,042
Bank of America Corp. 4.375% 2010                                                                   5,000            4,935
Boston Properties LP 6.25% 2013                                                                     4,000            4,233
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(3)                                  4,000            4,213
Kimco Realty Corp. 6.00% 2012                                                                       3,250            3,417
Principal Life Global Funding I 4.40% 2010(3)                                                       3,000            2,984
BNP Paribas 5.125% 2015(3)                                                                          3,000            2,963
Barclays Bank PLC 6.86% callable perpetual core tier one notes (undated)(3),(5)                     1,650            1,737
                                                                                                                 1,125,647

GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS -- 2.07%
U.S. Treasury Obligations 5.75% 2005                                                              239,500          250,016
U.S. Treasury Obligations 3.25% 2007                                                               35,000           35,142
U.S. Treasury Obligations 3.375% 2007(10)                                                          38,776           41,561
U.S. Treasury Obligations 4.375% 2007                                                              50,000           51,789
U.S. Treasury Obligations 2.625% 2008                                                               5,000            4,869
U.S. Treasury Obligations 3.625% 2008(10)                                                         111,156          121,686
U.S. Treasury Obligations 6.00% 2009                                                               50,750           56,039
U.S. Treasury Obligations Principal Strip 0% 2011                                                   5,660            4,198
U.S. Treasury Obligations 3.50% 2011(10)                                                           16,291           18,168
U.S. Treasury Obligations Principal Strip 0% 2013                                                  11,585            7,513
U.S. Treasury Obligations Principal Strip 0% 2015                                                  13,850            7,925
U.S. Treasury Obligations 8.875% 2017                                                              10,025           13,886
U.S. Treasury Obligations 8.75% 2020                                                                6,905            9,672
U.S. Treasury Obligations 6.875% 2025                                                              77,750           93,641
United Mexican States Government Global 4.625% 2008                                                10,000            9,973
United Mexican States Government Global 8.625% 2008                                                 5,000            5,690
United Mexican States Government Eurobonds, Global 8.375% 2011                                      3,000            3,443
United Mexican States Government Eurobonds, Global 7.50% 2012                                       6,310            6,957
United Mexican States Government Eurobonds, Global 6.375% 2013                                      7,500            7,673
United Mexican States Government Eurobonds 11.375% 2016                                            29,684           42,151
United Mexican States Government Global 8.125% 2019                                                 2,061            2,277
United Mexican States Government Global 8.30% 2031                                                  1,965            2,127
United Mexican States Government Global 7.50% 2033                                                  2,833            2,836
Freddie Mac 4.25% 2005                                                                             75,000           76,275
Russian Federation 8.25% 2010                                                                      12,250           13,199
Russian Federation 5.00% 2030                                                                       9,770            9,013
Federal Home Loan Bank 4.125% 2004                                                                 16,460           16,571
State of Qatar 9.75% 2030                                                                           7,000            9,739
Fannie Mae 7.25% 2030                                                                               3,250            3,902
Banque Centrale de Tunisie 7.375% 2012                                                              3,500            3,859
El Salvador (Republic of) 7.75% 2023(3)                                                             1,250            1,311
                                                                                                                   933,101

INDUSTRIALS -- 1.65%
Browning-Ferris Industries, Inc. 7.875% 2005                                                        3,000            3,083
Allied Waste North America, Inc., Series B, 7.625% 2006                                            29,840           31,257
Allied Waste North America, Inc. 8.50% 2008                                                         1,500            1,639
Allied Waste North America, Inc., Series B, 8.875% 2008                                            38,750           42,431
Allied Waste North America, Inc., Series B, 6.50% 2010                                             16,000           15,920
Allied Waste North America, Inc., Series B, 5.75% 2011                                              8,000            7,580
Allied Waste North America, Inc., Series B, 6.125% 2014                                             7,925            7,271
Allied Waste North America, Inc., Series B, 7.375% 2014                                             4,500            4,331
Northwest Airlines, Inc. 7.625% 2005                                                               10,000            9,750
Northwest Airlines, Inc. 8.875% 2006                                                                2,200            1,793
Northwest Airlines, Inc. 9.875% 2007                                                               37,400           28,237
Northwest Airlines, Inc. 7.875% 2008                                                               22,000           14,850
Northwest Airlines, Inc. 10.00% 2009                                                               62,750           43,611
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020(9)                                    2,572            2,575
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023(9)                                  4,476            4,341
Cendant Corp. 6.25% 2008                                                                           28,000           30,065
PHH Corp. 7.125% 2013                                                                               5,000            5,607
Cendant Corp. 7.375% 2013                                                                          23,250           26,373
Tyco International Group SA 6.125% 2008                                                            15,000           16,095
Tyco International Group SA 6.125% 2009                                                             1,000            1,072
Tyco International Group SA 6.375% 2011                                                            34,415           37,034
Delta Air Lines, Inc. 7.70% 2005                                                                   62,396           35,878
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013(9)                                    10,000            9,099
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014(9)                                                5,000            2,350
Delta Air Lines, Inc. 10.375% 2022                                                                  3,000            1,140
USA Waste Services, Inc. 7.00% 2004                                                                 9,060            9,125
Waste Management, Inc. 7.00% 2006                                                                   7,000            7,531
Waste Management, Inc. 6.50% 2008                                                                   5,000            5,429
Waste Management, Inc. 5.00% 2014                                                                   7,000            6,774
WMX Technologies, Inc. 7.10% 2026                                                                  10,125           10,880
Bombardier Capital Inc., Series A, 6.125% 2006(3)                                                   8,300            8,280
Bombardier Inc. 6.30% 2014(3)                                                                      35,500           30,695
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(3),(9)                             26,653           28,508
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664%
   2013(3),(9)                                                                                      7,009            7,592
American Standard Inc. 7.375% 2008                                                                  5,935            6,499
American Standard Inc. 8.25% 2009                                                                   2,124            2,432
American Standard Inc. 7.625% 2010                                                                 22,601           25,257
Hutchison Whampoa International Ltd. 7.00% 2011(3)                                                  5,000            5,366
Hutchison Whampoa International Ltd. 6.50% 2013(3)                                                 21,000           21,251
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017(3)                                             6,750            7,091
General Electric Capital Corp., Series A, 5.375% 2007                                               8,000            8,420
General Electric Capital Corp., Series A, 6.00% 2012                                                8,000            8,554
General Electric Co. 5.00% 2013                                                                     5,000            5,000
Raytheon Co. -- RC Trust I 7.00% trust preferred 2006                                              18,000           19,800
Nortek, Inc. 4.87% 2010(3),(5)                                                                     17,050           17,604
Continental Airlines, Inc. 8.00% 2005                                                               5,010            4,409
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017(9)                                  8,542            6,781
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2021(9)                                4,339            4,032
John Deere Capital Corp. 3.90% 2008                                                                14,000           14,062
Jacuzzi Brands, Inc. 9.625% 2010                                                                   10,441           11,328
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012(3)                                   10,740           11,196
Caterpillar Financial Services Corp. 4.50% 2009                                                    10,000           10,131
TFM, SA de CV 10.25% 2007                                                                           1,150            1,162
TFM, SA de CV 11.75% 2009                                                                           2,675            2,675
TFM, SA de CV 12.50% 2012                                                                           4,165            4,488
Worldspan, LP and WS Financing Corp. 9.625% 2011                                                    7,530            7,605
RailAmerica Transportation Corp. 12.875% 2010                                                       6,450            7,393
Kansas City Southern Railway Co. 7.50% 2009                                                         5,750            5,815
Terex Corp., Class B, 10.375% 2011                                                                  2,000            2,245
Terex Corp. 7.375% 2014                                                                             3,500            3,544
America West Airlines, Inc., Series 2000-1, Class G, AMBAC insured, 8.057%
   2022(9)                                                                                          5,081            5,558
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                             4,990            5,102
AGCO Corp. 9.50% 2008                                                                               3,500            3,815
United Air Lines, Inc. 9.00% 2003(11)                                                               8,000              640
United Air Lines, Inc., Series 1996-A2, 7.87% 2019(8),(9)                                           5,000            1,954
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2010(9)                      2,301            2,225
Jet Equipment Trust, Series 1995-B, 10.91% 2014(3),(8)                                              4,750               48
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015(3),(8),(9)                                  7,790               78
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015(3),(8),(9)                                  5,500               55
Jet Equipment Trust, Series 1995-A, Class C, 10.69% 2015(3),(8),(9)                                 5,000               50
                                                                                                                   741,861

UTILITIES -- 1.37%
Southern California Edison, First and Ref. Mortgage Bonds, 8.00% 2007                              47,775           52,881
Edison Mission Energy 10.00% 2008                                                                  11,250           12,825
Mission Energy Holding Co. 13.50% 2008                                                             22,230           27,676
Edison Mission Energy 7.73% 2009                                                                   15,720           16,310
Edison Mission Energy 9.875% 2011                                                                  15,280           17,190
Midwest Generation, LLC, Series B, 8.56% 2016(9)                                                    6,000            6,244
Homer City Funding LLC 8.734% 2026(9)                                                               9,995           10,894
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034(3)                                    24,675           26,279
AES Corp. 10.00% 2005(3),(9)                                                                        2,338            2,402
AES Corp. 9.50% 2009                                                                               16,915           18,437
AES Corp. 9.375% 2010                                                                               5,752            6,270
AES Corp. 8.75% 2013(3)                                                                            59,700           65,521
AES Corp. 9.00% 2015(3)                                                                             4,750            5,213
AES Red Oak, LLC, Series B, 9.20% 2029(9)                                                           2,000            2,110
Nevada Power Co., Series A, 8.25% 2011                                                              6,000            6,525
Nevada Power Co., Series I, 6.50% 2012(3)                                                           4,250            4,229
Nevada Power Co., General and Ref. Mortgage Notes, Series G, 9.00% 2013                            24,025           26,908
Sierra Pacific Resources 8.625% 2014(3)                                                             2,725            2,834
Israel Electric Corp. Ltd. 7.70% 2018(3)                                                           22,500           24,839
Israel Electric Corp. Ltd. 8.10% 2096(3)                                                           14,405           14,438
Dynegy Holdings Inc. 9.875% 2010(3)                                                                11,750           12,896
Dynegy Holdings Inc. 10.125% 2013(3)                                                               20,900           23,147
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                               22,500           22,930
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                         8,000            8,356
Duke Capital Corp. 7.50% 2009                                                                      14,500           16,271
Duke Capital Corp. 6.25% 2013                                                                       4,500            4,706
Duke Capital Corp. 5.50% 2014                                                                       8,000            7,903
PSEG Energy Holdings Inc. 8.625% 2008                                                               8,800            9,592
PSEG Power LLC 7.75% 2011                                                                           7,500            8,555
PSEG Power LLC 5.00% 2014                                                                          10,000            9,463
NiSource Finance Corp. 7.625% 2005                                                                  9,000            9,524
NiSource Finance Corp. 7.875% 2010                                                                 15,000           17,394
Alabama Power Co., Series U, 2.65% 2006                                                             5,000            4,987
Alabama Power Co., Series X, 3.125% 2008                                                            3,750            3,651
Alabama Power Co., Series R, 4.70% 2010                                                             1,250            1,256
Southern Power Co., Series B, 6.25% 2012                                                            9,000            9,548
Alabama Power Co., Series Q, 5.50% 2017                                                             5,000            5,032
Progress Energy, Inc. 6.75% 2006                                                                    5,000            5,261
Progress Energy, Inc. 6.05% 2007                                                                    7,500            7,924
Progress Energy, Inc. 5.85% 2008                                                                    2,500            2,629
Progress Energy, Inc. 7.10% 2011                                                                    2,500            2,760
Cilcorp Inc. 8.70% 2009                                                                             9,000           10,579
Cilcorp Inc. 9.375% 2029                                                                            3,000            4,024
Exelon Corp. 6.75% 2011                                                                             1,000            1,095
Exelon Generation Co., LLC 6.95% 2011                                                              11,300           12,496
Constellation Energy Group, Inc. 6.125% 2009                                                       12,000           12,810
Reliant Energy Resources Corp. 7.75% 2011                                                          10,000           11,414
Appalachian Power Co., Series G, 3.60% 2008                                                         6,770            6,632
Oncor Electric Delivery Co. 6.375% 2015                                                             5,000            5,376
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034                                      4,000            3,866
Tri-State Generation and Transmission Assn., Inc., Pass Through Trust, Series
   2003-A, 6.04% 2018(3),(9)                                                                        2,965            3,001
                                                                                                                   615,103

INFORMATION TECHNOLOGY -- 1.24%
Electronic Data Systems Corp. 6.334% 2006                                                          10,000           10,242
Electronic Data Systems Corp. 7.125% 2009                                                          48,905           51,134
Electronic Data Systems Corp., Series B, 6.00% 2013(5)                                            123,000          118,779
Motorola, Inc. 6.75% 2006                                                                          33,200           35,119
Motorola, Inc. 8.00% 2011                                                                          52,985           61,590
Motorola, Inc. 5.22% 2097                                                                          14,506           10,807
Jabil Circuit, Inc. 5.875% 2010                                                                    53,450           55,388
Flextronics International Ltd. 6.50% 2013                                                          48,625           48,017
Sanmina-SCI Corp. 10.375% 2010                                                                     35,500           40,381
Solectron Corp., Series B, 7.375% 2006                                                              5,450            5,668
Solectron Corp. 9.625% 2009                                                                        27,775           30,553
Xerox Corp. 7.15% 2004                                                                             13,500           13,500
Xerox Corp. 7.125% 2010                                                                            21,000           21,630
Nortel Networks Ltd. 6.125% 2006                                                                   21,000           21,079
Freescale Semiconductor, Inc. 6.875% 2011(3)                                                       15,000           15,188
ON Semiconductor Corp. and Semiconductor Components Industries, LLC 13.00%
   2008(5)                                                                                          5,220            5,912
Hyundai Semiconductor America, Inc. 8.625% 2007(3)                                                  4,860            4,697
Viasystems, Inc. 10.50% 2011(3)                                                                     2,825            2,712
Iron Mountain Inc. 7.75% 2015                                                                       1,750            1,798
Micron Technology, Inc. 6.50% 2005(3)                                                               1,000              995
                                                                                                                   555,189

MATERIALS -- 1.23%
Fort James Corp. 6.625% 2004                                                                        2,600            2,620
Georgia-Pacific Corp. 7.50% 2006                                                                    6,500            6,906
Fort James Corp. 6.875% 2007                                                                        5,000            5,325
Georgia-Pacific Corp. 7.375% 2008                                                                  15,500           16,740
Georgia-Pacific Corp. 8.875% 2010                                                                  14,125           16,279
Georgia-Pacific Corp. 8.125% 2011                                                                   9,110           10,272
Georgia-Pacific Corp. 9.50% 2011                                                                    3,900            4,680
Georgia-Pacific Corp. 9.375% 2013                                                                     250              291
Georgia-Pacific Corp. 7.70% 2015                                                                      950            1,031
Georgia-Pacific Corp. 8.25% 2023                                                                    6,992            7,219
Owens-Illinois, Inc. 8.10% 2007                                                                       750              786
Owens-Brockway Glass Container Inc. 8.875% 2009                                                    20,975           22,915
Owens-Illinois, Inc. 7.50% 2010                                                                       750              765
Owens-Brockway Glass Container Inc. 7.75% 2011                                                      8,500            9,053
Owens-Brockway Glass Container Inc. 8.75% 2012                                                      6,000            6,630
Owens-Brockway Glass Container Inc. 8.25% 2013                                                     14,000           14,735
Abitibi-Consolidated Co. of Canada 6.95% 2006                                                         500              519
Abitibi-Consolidated Co. of Canada 5.25% 2008                                                      24,500           23,398
Abitibi-Consolidated Finance LP 7.875% 2009                                                         5,000            5,188
Abitibi-Consolidated Inc. 8.55% 2010                                                                8,000            8,520
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                      14,750           13,459
Lyondell Chemical Co. 9.50% 2008                                                                   31,050           32,641
Equistar Chemicals, LP 10.125% 2008                                                                 5,825            6,415
Equistar Chemicals, LP 8.75% 2009                                                                     625              648
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                      3,550            3,958
Lyondell Chemical Co. 11.125% 2012                                                                  4,825            5,410
Weyerhaeuser Co. 5.95% 2008                                                                        16,000           17,062
Weyerhaeuser Co. 5.25% 2009                                                                         3,000            3,078
Weyerhaeuser Co. 6.75% 2012                                                                        12,000           13,140
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                   23,890           26,637
Norske Skogindustrier ASA 7.625% 2011(3)                                                           13,641           15,129
Norske Skogindustrier ASA 6.125% 2015(3)                                                           11,500           11,429
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028(9)                                         14,800           12,432
Scotia Pacific Co. LLC, Series B, Class A-3, 7.71% 2028                                            20,050           14,035
Stone Container Corp. 9.25% 2008                                                                    8,375            9,254
Stone Container Corp. 9.75% 2011                                                                      875              971
Jefferson Smurfit Corp. (U.S.) 8.25% 2012                                                           2,250            2,413
Stone Container Corp. 8.375% 2012                                                                   3,000            3,225
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                           7,750            7,905
Graphic Packaging International, Inc. 8.50% 2011                                                   12,150           13,244
Graphic Packaging International, Inc. 9.50% 2013                                                    7,500            8,288
Packaging Corp. of America 4.375% 2008                                                              9,500            9,452
Packaging Corp. of America 5.75% 2013                                                              11,250           11,309
Ainsworth Lumber Co. Ltd. 6.75% 2014(3)                                                            10,000            9,650
Ainsworth Lumber Co. Ltd. 6.75% 2014(3)                                                             5,000            4,825
Phelps Dodge Corp. 8.75% 2011                                                                      10,000           11,977
Temple-Inland Inc. 7.875% 2012                                                                     10,000           11,445
Allegheny Technologies, Inc. 8.375% 2011                                                           10,500           10,973
Ispat Inland ULC 9.75% 2014(3)                                                                     10,350           10,738
Norampac Inc. 6.75% 2013                                                                           10,500           10,605
Dow Chemical Co. 6.00% 2012                                                                         9,000            9,439
Associated Materials Inc. 0%/11.25% 2014(3),(7)                                                    11,500            8,108
International Paper Co. 4.00% 2010                                                                  8,000            7,691
Smurfit Capital Funding PLC 6.75% 2005                                                              3,425            3,545
JSG Funding PLC 9.625% 2012                                                                           500              563
JSG Funding PLC 15.50% 2013(6)                                                                      2,827            3,265
Corporacion Nacional del Cobre de Chile 6.375% 2012(3)                                              5,500            5,925
Corporacion Nacional del Cobre de Chile 5.50% 2013(3)                                                 750              760
Huntsman LLC 11.50% 2012(3)                                                                         5,000            5,088
United States Steel Corp. 9.75% 2010                                                                4,205            4,699
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                             4,125            4,620
ICI Wilmington, Inc. 4.375% 2008                                                                    1,665            1,647
ICI Wilmington, Inc. 5.625% 2013                                                                    3,000            2,972
SCA Coordination Center NV 4.50% 2015(3)                                                            5,000            4,612
Inco Ltd. 7.75% 2012                                                                                4,000            4,573
Ball Corp. 6.875% 2012                                                                              2,500            2,566
Earle M. Jorgensen Co. 9.75% 2012                                                                   2,000            2,220
Oregon Steel Mills, Inc. 10.00% 2009                                                                1,750            1,873
Luscar Coal Ltd. 9.75% 2011                                                                         1,500            1,695
AK Steel Corp. 7.75% 2012                                                                           1,575            1,465
Pindo Deli Finance Mauritius Ltd. 10.25% 2002(11)                                                   4,000            1,120
                                                                                                                   554,065

ENERGY -- 1.07%
Port Arthur Finance Corp. 12.50% 2009(9)                                                              536              627
Premcor Refining Group Inc. 9.25% 2010                                                             13,875           15,679
Premcor Refining Group Inc. 6.125% 2011                                                            47,500           47,975
Premcor Refining Group Inc. 6.75% 2011                                                             15,650           16,393
Premcor Refining Group Inc. 7.75% 2012                                                              3,000            3,203
Premcor Refining Group Inc. 9.50% 2013                                                             57,215           66,655
Premcor Refining Group Inc. 6.75% 2014                                                             49,000           49,613
Premcor Refining Group Inc. 7.50% 2015                                                             22,000           23,320
Northwest Pipeline Corp. 8.125% 2010                                                                5,000            5,569
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011                                         19,765           21,000
Williams Companies, Inc. 7.125% 2011                                                               41,750           43,629
Williams Companies, Inc. 8.125% 2012                                                               12,910           14,169
Williams Companies, Inc. 7.875% 2021                                                               10,000           10,150
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(3),(9)                                       35,915           35,239
Western Oil Sands Inc. 8.375% 2012                                                                 21,185           23,277
Newfield Exploration Co., Series B, 7.45% 2007                                                      6,000            6,390
Newfield Exploration Co. 7.625% 2011                                                                1,500            1,628
Newfield Exploration Co. 8.375% 2012                                                               11,400           12,369
Devon Financing Corp., ULC 6.875% 2011                                                             17,000           18,694
Overseas Shipholding Group, Inc. 8.25% 2013                                                        16,210           17,183
General Maritime Corp. 10.00% 2013                                                                 10,225           11,299
XTO Energy Inc. 7.50% 2012                                                                          8,850           10,092
Oryx Energy Co. 8.125% 2005                                                                         8,500            8,930
Pemex Project Funding Master Trust 7.875% 2009                                                      1,600            1,764
Pemex Project Funding Master Trust 7.375% 2014                                                      3,500            3,675
Pemex Project Funding Master Trust 8.625% 2022                                                        500              541
OXYMAR 7.50% 2016(3)                                                                                5,500            5,638
Reliance Industries Ltd., Series B, 10.25% 2097                                                     3,125            3,416
PETRONAS Capital Ltd. 7.00% 2012(3)                                                                 2,000            2,217
                                                                                                                   480,334

CONSUMER STAPLES -- 0.78%
Ahold Finance U.S.A., Inc. 8.25% 2010                                                              57,355           61,800
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020(9)                                        946              949
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025(9)                                      9,800            9,782
Ahold Finance U.S.A., Inc. 6.25% 2009                                                              64,208           63,967
Delhaize America, Inc. 7.375% 2006                                                                 27,985           29,775
Delhaize America, Inc. 8.125% 2011                                                                 22,010           24,513
Delhaize America, Inc. 9.00% 2031                                                                   5,150            5,811
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   9.50% 2010                                                                                       3,000            3,210
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   10.75% 2011                                                                                      8,675            9,391
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                 10,875           11,392
SUPERVALU INC 7.50% 2012                                                                           18,185           20,569
Rite Aid Corp. 6.875% 2013                                                                          7,725            7,107
Rite Aid Corp. 9.25% 2013                                                                           5,700            5,999
Stater Bros. Holdings Inc. 5.06% 2010(3),(5)                                                        6,525            6,688
Stater Bros. Holdings Inc. 8.125% 2012(3)                                                           5,725            5,882
Jean Coutu Group (PJC) Inc. 7.625% 2012(3)                                                          2,500            2,531
Jean Coutu Group (PJC) Inc. 8.50% 2014(3)                                                          10,000            9,963
Anheuser-Busch Co. Inc. 9.00% 2009                                                                 10,000           12,211
Kraft Foods Inc. 6.25% 2012                                                                        10,000           10,691
Kellogg Co. 6.00% 2006                                                                             10,000           10,497
Playtex Products, Inc. 8.00% 2011(3)                                                               10,000           10,425
Gold Kist Inc. 10.25% 2014(3)                                                                       8,175            8,870
CVS Corp. 5.789% 2026(3)                                                                            7,417            7,334
Winn Dixie Pass-through Trust, Series 1999-1, Class A-1, 7.803% 2017(3),(9)                         8,506            6,810
Pathmark Stores, Inc. 8.75% 2012                                                                    6,125            6,171
                                                                                                                   352,338

ASSET-BACKED OBLIGATIONS9 -- 0.77%
Green Tree Financial Corp., Series 1993-2, Class B, 8.00% 2018                                     14,000           13,500
Green Tree Financial Corp., Series 1995-4, Class B-2, 7.70% 2025(8)                                 1,900              475
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025(8)                                16,121            4,836
Green Tree Financial Corp., Series 1995-2, Class B-2, 8.80% 2026(8)                                11,457            4,010
Green Tree Financial Corp., Series 1996-2, Class B-2, 7.90% 2027(8)                                12,950            2,849
Green Tree Financial Corp., Series 1996-10, Class B-2, 7.74% 2028(8)                                8,369            1,841
Green Tree Financial Corp., Series 1997-8, Class B-2, 7.75% 2028(8)                                 6,393            1,407
Green Tree Financial Corp., Series 1997-1, Class B-2, 7.76% 2028(8)                                 9,781            2,152
Green Tree Financial Corp., Series 1997-2, Class B-2, 8.05% 2028(8)                                 3,280              722
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029(8)                                10,611            2,334
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029(8)                          18,188           15,403
Green Tree Financial Corp., Series 1998-3, Class B-2, 8.07% 2030(8)                                 4,723            1,039
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030(8)                                 6,470            1,423
Vita Capital Ltd., Series 2003-I, 2.95% 2007(3),(5)                                                24,000           24,279
Residential Asset Securities Corp. Trust, Series 2003-KS2, Class A-I-3,
   2.66% 2028                                                                                       1,400            1,393
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6,
   5.96% 2031                                                                                       9,500            9,770
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-II, 1.75%
   2033(5)                                                                                          7,104            7,113
Metris Master Trust, Series 2000-3, Class A, 1.68% 2009(5)                                         14,428           14,271
Metris Master Trust, Series 2001-2, Class A, 1.74% 2009(5)                                          3,500            3,491
AESOP Funding II LLC, Series 2002-1A, Class A-1, AMBAC insured, 3.85% 2006(3)                       7,925            8,018
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007(3)                         8,000            7,940
AmSouth Auto Trust, Series 2000-1, Class C, 7.44% 2007                                             14,260           14,301
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured,
   3.55% 2009                                                                                       5,000            5,037
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA
   insured, 3.48% 2010                                                                              9,000            9,036
MMCA Auto Owner Trust, Series 2001-4, Class B, 4.84% 2008                                           3,158            3,186
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                         5,000            4,991
MMCA Auto Owner Trust, Series 2002-4, Class B, 3.82% 2009                                           5,169            5,187
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 2.20% 2033(5)                       7,000            7,071
Ameriquest Mortgage Securities Inc., Series 2003-5, Class A-2, 2.43% 2033                           5,158            5,154
Chase Credit Card Owner Trust, Series 2003-4, Class C, 2.63% 2016(5)                               11,500           11,796
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2,
   3.052% 2029                                                                                      5,000            4,884
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79%
   2033(5)                                                                                          7,000            6,846
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class
   FL, 6.67% 2007(3),(5)                                                                            5,000            4,984
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class
   FX, 10.421% 2007(3)                                                                              5,000            5,191
MBNA Master Credit Card Trust II, Series 1999-D, Class C, 6.95% 2008(3)                             4,700            5,004
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 1.98% 2013(5)                             5,000            5,072
Mediterranean Re PLC, Class B, 7.11% 2005(3),(5)                                                    9,000            9,248
Banco Itau SA, Series 2002, XLCA insured, 1.85% 2007(3),(5)                                         9,050            9,039
First USA Credit Card Master Trust, Series 1997-4, Class C, 2.41% 2010(3),(5)                       6,500            6,509
First USA Credit Card Master Trust, Series 1998-6, Class C, 6.16% 2011(3)                           2,000            2,120
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024                      7,706            8,303
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                     8,000            8,076
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52%
   2009(3)                                                                                          7,142            7,158
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033                      6,500            6,375
PIONEER 2002 Ltd., Class D Series, 3.27% 2006(3),(5)                                                6,000            6,080
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                               5,600            5,604
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured,
   2.29% 2009(3)                                                                                    5,245            5,211
SLM Private Credit Student Loan Trust, Series 2002-A, Class A-2, 2.07% 2030(5)                      5,000            5,044
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524%
   2008(3)                                                                                          5,000            5,005
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58%
   2008(3)                                                                                          2,270            2,286
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84%
   2009(3)                                                                                          2,701            2,712
Home Equity Asset Trust, Series 2003-5, Class A-2, 1.80% 2033(5)                                    4,866            4,872
California Infrastructure and Economic Development Bank, Special Purpose Trust,
     PG&E-1, Series 1997-1, Class A-7, 6.42% 2008                                                   4,649            4,843
Chevy Chase Auto Receivables Trust, Series 2001-2, Class B, 5.16% 2008                              4,332            4,446
Providian Master Trust, Series 2000-1, Class C, 2.60% 2009(3),(5)                                   4,000            3,974
Long Beach Mortgage Loan Trust, Series 2004-A, Class M-3, 2.40% 2024(5)                             3,500            3,490
Rental Car Finance Corp., Series 1999-1A, Class D, 7.10% 2007(3)                                    2,500            2,520
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-2FX,
   4.685% 2012(3)                                                                                   1,351            1,364
Pass-through Amortizing Credit Card Trusts, Series 2002-1A, Class A-3FX,
   6.298% 2012(3)                                                                                     901              907
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1998-1, Class A,
   MBIA insured, 6.68% 2016(3)                                                                      1,746            1,822
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                  1,250            1,346
NPF XII, Inc., Series 1999-3, Class B, 2.389% 2003(3),(4),(5),(11)                                  3,000               30
NPF XII, Inc., Series 2001-1A, Class A, 1.989% 2004(3),(4),(5),(11)                                 5,000              569
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(3),(4),(8)                                        1,000              114
Residential Reinsurance 2002 Ltd. 6.21% 2005(3),(5)                                                   500              505
                                                                                                                   345,578

HEALTH CARE -- 0.72%
Columbia/HCA Healthcare Corp. 6.91% 2005                                                           11,250           11,569
HCA Inc. 7.125% 2006                                                                                7,785            8,231
Columbia/HCA Healthcare Corp. 7.00% 2007                                                            6,250            6,672
Columbia/HCA Healthcare Corp. 8.85% 2007                                                           12,500           13,701
Columbia/HCA Healthcare Corp. 7.25% 2008                                                            1,000            1,075
Columbia/HCA Healthcare Corp. 8.70% 2010                                                            9,500           10,854
HCA - The Healthcare Co. 8.75% 2010                                                                 7,750            8,939
HCA - The Healthcare Co. 7.875% 2011                                                               40,000           44,353
HCA Inc. 6.95% 2012                                                                                 5,000            5,275
HCA Inc. 6.25% 2013                                                                                 4,900            4,930
Tenet Healthcare Corp. 6.375% 2011                                                                 17,300           15,527
Tenet Healthcare Corp. 9.875% 2014(3)                                                              31,625           33,009
Aetna Inc. 7.375% 2006                                                                             22,000           23,465
Aetna Inc. 7.875% 2011                                                                             10,625           12,360
Triad Hospitals, Inc. 7.00% 2012                                                                   23,000           23,633
Team Health, Inc. 9.00% 2012(3)                                                                    24,000           23,400
Quintiles Transnational Corp. 10.00% 2013                                                          12,300           12,700
Pharma Services Intermediate Holding Corp. 0%/11.50% 2014(3),(7)                                   18,250           10,494
Health Net, Inc. 8.375% 2011                                                                       15,000           17,684
Humana Inc. 7.25% 2006                                                                             13,375           14,327
Wyeth 5.50% 2013(5)                                                                                 9,000            8,762
Schering-Plough Corp. 5.30% 2013                                                                    4,500            4,507
Concentra Operating Corp. 9.50% 2010                                                                4,000            4,360
Universal Hospital Services, Inc., Series B, 10.125% 2011                                           4,000            4,050
                                                                                                                   323,877

MUNICIPALS -- 0.13%
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                     19,750           17,911
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2003, 6.125% 2024                                                   9,625            8,907
State of New Jersey, Tobacco Settlement Fncg. Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2002, 5.75% 2032                                                    3,885            3,406
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, 6.125% 2027                                                     9,655            8,919
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025                                         5,591            5,427
State of California, Dept. of Water Resources, Power Supply Rev. Bonds, Series
   2002-E, 4.33% 2006                                                                               4,500            4,568
State of New York, Dormitory Auth., City University System Consolidated
     Third General Resolution Rev. Bonds, Series 2003-2, 2.38% 2005                                 4,500            4,498
State of South Dakota, Educational Enhancement Funding Corp. Tobacco
     Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025                              4,575            4,303
                                                                                                                    57,939

MISCELLANEOUS -- 0.01%
Other bonds and notes in initial period of acquisition                                                               2,379

TOTAL BONDS AND NOTES (cost: $10,599,625,000)                                                                   10,735,350


SHORT-TERM SECURITIES -- 7.76%

U.S. Treasury Bills 0.98%-1.435% due 8/5-10/28/2004                                               341,200          340,639
Freddie Mac 1.20%-1.27% due 8/20-8/26/2004                                                        183,800          183,644
Pfizer Inc 1.18%-1.49% due 8/2-10/12/2004(3)                                                      155,400          155,180
Federal Home Loan Bank 1.23%-1.355% due 8/18-9/17/2004                                            155,000          154,824
Wal-Mart Stores Inc. 1.26%-1.34% due 8/3-9/8/2004(3)                                              150,000          149,878
Clipper Receivables Co., LLC 1.29%-1.35% due 8/6-9/1/2004(3)                                      150,000          149,867
Coca-Cola Co. 1.14%-1.36% due 8/4-9/21/2004(12)                                                   150,000          149,848
Receivables Capital Co., LLC 1.25%-1.37% due 8/9-9/1/2004(3)                                       75,000           74,935
Bank of America Corp. 1.30%-1.49% due 8/17-10/4/2004(12)                                           75,000           74,877
Three Pillars Funding, LLC 1.30%-1.56% due 8/2-10/20/2004(3)                                      150,000          149,627
CAFCO LLC 1.19%-1.50% due 8/3-10/4/2004(3)                                                        145,000          144,848
Abbott Laboratories Inc. 1.24%-1.54% due 8/17-10/26/2004(3)                                       135,000          134,668
New Center Asset Trust 1.23%-1.44% due 8/16-10/13/2004                                            127,900          127,728
J.P. Morgan Chase & Co. 1.20%-1.30% due 8/11-8/25/2004                                             97,100           97,024
Park Avenue Receivables Co., LLC 1.48% due 9/24/2004(3)                                            30,000           29,932
Wells Fargo & Co. 1.32%-1.34% due 9/2/2004                                                        125,000          124,848
DuPont (E.I.) de Nemours & Co. 1.30%-1.33% due 8/25-9/10/2004(12)                                 125,000          124,829
General Electric Capital Services Inc. 1.21%-1.44% due 8/2-9/22/2004                              125,000          124,805
Procter & Gamble Co. 1.26%-1.48% due 8/11-10/12/2004(3)                                           125,000          124,791
Variable Funding Capital Corp. 1.40% due 9/15/2004(3)                                             125,000          124,773
ChevronTexaco Funding Corp. 1.19%-1.25% due 8/10-8/18/2004(12)                                    100,000           99,943
Triple-A One Funding Corp. 1.12%-1.30% due 8/3-8/13/2004(3)                                        80,296           80,270
Fannie Mae 1.16% due 8/10/2004                                                                     80,000           79,973
IBM Capital Inc. 1.20%-1.37% due 8/6-9/10/2004(3)                                                  50,000           49,957
IBM Credit Corp. 1.20% due 8/3/2004                                                                25,000           24,997
Anheuser-Busch Cos. Inc. 1.30%-1.38% due 8/23-9/16/2004(3),(12)                                    66,700           66,620
FCAR Owner Trust I 1.14%-1.31% due 8/6-8/24/2004                                                   56,800           56,772
Federal Farm Credit Banks 1.10%-1.38% due 8/3-9/17/2004                                            52,000           51,950
American Express Credit Corp. 1.26% due 8/13/2004                                                  50,000           49,977
Exxon Asset Management Co. 1.25% due 8/27/2004(3)                                                  50,000           49,953
Household Finance Corp. 1.29%-1.40% due 8/16-9/14/2004                                             50,000           49,935
Gannett Co. 1.35% due 9/13/2004(3)                                                                 43,200           43,129
Eli Lilly and Co. 1.54% due 10/22/2004(3)                                                          40,000           39,852
                                                                                                                 3,484,893

TOTAL SHORT-TERM SECURITIES (cost: $3,484,991,000)                                                               3,484,893

TOTAL INVESTMENT SECURITIES (cost: $41,150,613,000)                                                             44,995,225
New Taiwanese Dollar (cost: $3,000,000)                                                        NT$104,905            3,091
Other assets less liabilities                                                                                      (95,270)

NET ASSETS                                                                                                     $44,903,046


(1) Represents an affiliated company as defined under the Investment Company
    Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional Buyers; resale to the public may require registration. The total value of all restricted securities was $3,864,013,000, which represented 8.61% of the net assets of the fund.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) Coupon rate may change periodically.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Step bond; coupon rate will increase at a later date.
(8) Company not making scheduled interest payments; bankruptcy proceedings pending.
(9) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(10) Index-linked bond whose principal amount moves with a government retail price index.
(11) Company did not make principal payment upon scheduled maturity date;
     reorganization pending.
(12) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.


(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        THE INCOME FUND OF AMERICA, INC.

                        By /s/ Hilda L. Applbaum
                        --------------------------------------
                        Hilda L. Applbaum, President and PEO
                        Date: October 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Hilda L. Applbaum
-------------------------------------
Hilda L. Applbaum, President and PEO
Date: October 11, 2004



By /s/ Dayna G. Yamabe
-------------------------------------
Dayna G. Yamabe, Treasurer and PFO
Date: October 11, 2004